UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08928

HSBC PORTFOLIOS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

HSBC World Selection™ Funds
Annual Report
October 31, 2013

WORLD SELECTION FUNDS	Class A	Class B	Class C
Aggressive Strategy Fund	HAAGX	HBAGX	HCAGX
Balanced Strategy Fund	HAGRX	HSBGX	HCGRX
Moderate Strategy Fund	HSAMX	HSBMX	HSCMX
Conservative Strategy Fund	HACGX	HBCGX	HCCGX
Income Strategy Fund	HINAX	HINBX	HINCX

Table of Contents
HSBC World Selection Funds
Annual Report - October 31, 2013

Glossary of Terms
President’s Message	4
Commentary From the Investment Manager	5
Portfolio Reviews	6
Portfolio Composition	16

Schedules of Portfolio Investments
Aggressive Strategy Fund	18
Balanced Strategy Fund	19
Moderate Strategy Fund	20
Conservative Strategy Fund	21
Income Strategy Fund	22
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	31
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	46
Other Federal Income Tax Information	47
Table of Shareholder Expenses	48

HSBC Portfolios
Schedules of Portfolio Investments
HSBC Growth Portfolio	50
HSBC Opportunity Portfolio	52
Statements of Assets and Liabilities	54
Statements of Operations	55
Statements of Changes in Net Assets	56
Financial Highlights	57
Notes to Financial Statements	58
Report of Independent Registered Public Accounting Firm	63
Table of Shareholder Expenses	64
Board of Trustees and Officers	65
Other Information	67

The World Selection Funds (the “Funds”) are “fund of funds” which aim to provide superior risk adjusted returns relative to a single asset class investment over the long term by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Funds may also purchase or hold exchange traded notes (“ETNs”). The Funds’ broadly diversified investment approach across various asset classes and investment styles aims to contribute to achieving their objectives. Each World Selection Fund has a strategic asset allocation which represents a carefully constructed blend of asset classes, regions and currencies to meet longer term investment goals.

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index that tracks the performance of USD-denominated, below investment grade corporate debt publicly issued in the U.S. domestic market.

Citigroup U.S. Domestic 3-Month Treasury Bill Index is an unmanaged market value-weighted index of public obligations of the U.S. Treasury with maturities of three months.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged equity index which captures large and mid cap representation across Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the US and Canada). With 910 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is an unmanaged index that captures large and mid cap representation across 21 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. With 818 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

President’s Message

Dear Shareholder,

We are pleased to send to you the HSBC Funds annual report, covering the fiscal year ended October 31, 2013. This report contains detailed information about your Funds’ portfolio of investments and operating results. We encourage you to review it carefully.

This report includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. The portfolio manager commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

In closing, we would like to thank you for investing in the HSBC Funds. We continue to focus the HSBC Fund Family on investment solutions to assist our shareholders in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

4       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

Economic growth picked up pace in developing economies throughout the world during the 12-month period between November 1, 2012 and October 31, 2013. Many major economies, including the United States, reported improved economic data during the period, indicating new momentum for a modest but sustained recovery. The U.S. equity markets made strong gains during the period, boosted by improvements in the labor and housing markets and healthy corporate profits. Markets continued to benefit from the Federal Reserve Board’s (the “Fed”) decision to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25%. Economic headwinds remained, however, including relatively high unemployment in some areas, low consumer spending and reduced government spending caused by sequestration.

Investor confidence declined mid-year due in part to expectations that the Fed would begin tapering its bond purchasing program. Concerns about the impact of tapering diminished, however, when the Fed announced in September that it would delay winding down its stimulus efforts until the unemployment rate fell significantly lower. The first shutdown of the U.S. government in 17 years occurred in October. This political crisis, along with the related standoff over raising the country’s borrowing limit, was another factor weighing on investor sentiment. The uncertainty surrounding the crisis dragged on equities, although markets regained momentum once a political deal was struck that reopened the government and raised the debt ceiling. Broad U.S. stock market indices ended the period significantly above where they were positioned 12 months earlier.

Improving political circumstances in the eurozone and positive economic data helped boost stocks in developed economies across the world. The economies of both Japan and Europe transitioned out of recession. Progress was made toward alleviating the sovereign debt crisis in Europe. The European Central Bank’s aggressive efforts, including its government bond-buying program known as Outright Monetary Transactions, reassured investors. Still, many developments in Europe revealed ongoing economic weaknesses, including a controversial bailout in Cyprus, political uncertainty in Italy and high unemployment throughout the eurozone.

Economic growth in many emerging markets slowed during the period, as concerns grew about rising inflation and potential decreases in global liquidity. In addition, signs of softening in China’s economy led to a fall in commodity prices, which dragged on stocks throughout emerging markets. Central banks in both India and Brazil fought rising inflation by raising interest rates.

The recovery of the U.S. housing market remained robust. New home sales and housing starts increased, though the pace of growth slowed late in the period. Although the unemployment rate gradually edged downward, it remained well above pre-recession levels. Moreover, the number of long-term unemployed individuals, including those who dropped out of the labor market entirely, remained high. Real income grew at a modest pace, but consumer spending remained weak, consumer confidence dropped sharply and personal savings rates slowed. Economic activity in the manufacturing sector expanded during the period, though the rate of growth slowed.

U.S. Gross Domestic Product1 growth increased each quarter during the period, expanding at a rate of 0.1% during the fourth quarter of 2012 and quickening to a rate of 2.8% in the third quarter of 2013, according to preliminary estimates.

Market Review

The period began with U.S. markets retreating slightly due to the political face-off over the “fiscal cliff” and concerns about ongoing turmoil related to eurozone sovereign debt.

Equities then regained momentum in the first quarter of 2013 and began a steady rally that persisted through the duration of the period with only a few brief interruptions. The strong performance of equities was undeterred by uncertainty about government policy and concerns that the onset of automatic budget cuts—known as sequestration—would undermine economic growth. A political compromise that avoided the direst consequences of the fiscal cliff, along with improvement in the housing market, helped buoy investor confidence and fuel gains in the equity markets.

During the middle of the period equity prices fell as investors anticipated an imminent decrease in central bank liquidity. Stocks rebounded after the Fed delayed tapering its bond-purchasing program, with the S&P 500 Index1 hitting a then-record high following the announcement. Equities ended the period in a rally that was spurred by the political deal that partially resolved the government shutdown and a second standoff over the debt ceiling.

Small- and mid-cap stocks outperformed large-cap stocks during the period, and emerging markets generally underperformed developed economies. The Russell 2000® Index1 of small-company stocks returned 36.28% and the MSCI Emerging Market Index1 of emerging market stocks returned 6.90%.

Stocks in developed economies rose. Japanese equities performed well due to optimism regarding its central bank’s ambitious monetary easing schedule, which aimed to double the size of the monetary base over the next two years. International stocks made strong gains, slightly outperforming U.S. markets. The S&P 500 Index of large-company U.S. stocks returned 27.18% for the 12 months through October 2013. That compared to a 27.40% return for the MSCI EAFE Index1 of international stocks in developed markets.

Rising interest rates, widening credit spreads and uncertainty about government policy resulted in weak performance in the U.S. fixed-income market during the period. Yields on U.S. Treasury bonds increased during the period, sending prices lower. Investment-grade corporate bonds also declined. Investors sought the more attractive yields offered by high-yield corporate bonds and high-yield municipal bonds, which were among the best-performing fixed-income sectors during the period. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned -1.08% for the 12 months through October, while the Barclays U.S. Corporate High-Yield Bond Index1 returned 8.87%. Fixed-income markets in Europe generated modest returns, while fixed-income in emerging markets ended the period significantly lower, despite a modest rebound in the final months of the period.

1     For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Aggressive Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets. For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 22.38% (without sales charge) for the Class A Shares for the year ended October 31, 2013. That compared to a 27.18% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measures performance against several additional reference indices for the year ended October 31, 2013: the MSCI EAFE Index1 (27.40% total return), Barclays U.S. Aggregate Bond Index1 (-1.08% total return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (8.83% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.06% total return).

Portfolio Performance

Economic activity across the developed world gained momentum during the 12 months through October 31, 2013. Accommodative monetary policies in the U.S., Europe, and Japan helped fuel modest economic growth, and investors’ appetites for riskier asset classes such as equities grew during the period.

However, global financial markets closely watched U.S. policy developments during the period. In particular, the U.S. Federal Reserve (the Fed) signaled midway through the period that it might begin tapering its ongoing stimulus efforts. That led to considerable volatility in the global financial markets. However, market sentiment surged later in the period when the Fed announced it would keep its stimulus efforts intact.

In Europe, considerable progress was made in bringing the eurozone debt crisis under control. In the second quarter of 2013, the eurozone economy grew by an estimated 0.3%, ending a period of six consecutive quarters of recession.

Emerging markets lagged their developed market peers during the period. Such markets were very sensitive to Fed policy and the prospect of declining global liquidity if accommodative monetary policies were tightened.

The Fund did benefit from its overweight position in U.S. and international equities. However, as the Fund is a multi-asset portfolio and includes many asset classes to achieve its risk/return profile, the Fund did not capture the full benefit of the strong performance of U.S. and international equities. At the same time, the Fund performed better than its reference fixed-income indices, including the Barclays U.S. Aggregate Bond Index, which performed poorly during the 12-month period.

In this environment, the Fund was positioned with a modest overweight in developed market equities. We believed developed market equities offered appealing valuations, particularly compared to developed market government bonds, which were trading at historically low yields. The Fund’s allocation to domestic equities was the primary driver of returns during the period. In addition, the Fund benefited from its neutral weighting to emerging markets equities, as such stocks considerably underperformed their developed market peers during the period.

The Fund began the period with an underweight position in U.S. aggregate bonds, and its exposure to these bonds was reduced several times during the period as Treasury yields remained at historical lows. That strategy added value to the Fund’s overall performance during the period. Additionally, the Fund benefited from its overweight position in U.S. high-yield credit, as investors searching for yield sparked demand for such securities.

The portfolio’s exposure to alternative investments was little changed during the period. The Fund benefited from an underweight position in commodities, which performed very poorly. An overweight position in property benefited the Fund, as did the portfolio’s private equity allocation, which performed very well during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual				Expense
Fund Performance		Total Return (%)				Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2013	Date	Year	Year	Inception		Gross	Net
Aggressive Strategy Fund Class A1	2/14/05	16.28	11.84	5.67		2.26	2.10
Aggressive Strategy Fund Class B2	2/9/05	17.44	12.14	5.77		3.01	2.85
Aggressive Strategy Fund Class C3	6/9/05	20.45 [7]	12.16	6.06		3.01	2.85
S&P 500 Index[5]	—	27.18	15.17	6.76	[6]	N/A	N/A
MSCI EAFE Index[5]	—	27.40	12.52	6.12	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	-1.08	6.09	4.67	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	8.83	18.03	8.22	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.06	0.12	1.66	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25%, and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2014. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2013 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 9, 2005 to October 31, 2013.
7	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)
Balanced Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Balanced Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets. For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 15.76% (without sales charge) for the Class A Shares for the year ended October 31, 2013. That compared to a 27.18% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measures performance against several additional reference indices for the year ended October 31, 2013: the MSCI EAFE Index1 (27.40% total return), Barclays U.S. Aggregate Bond Index1 (-1.08% total return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (8.83% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.06% total return).

Portfolio Performance

Economic activity across the developed world gained momentum during the 12 months through October 31, 2013. Accommodative monetary policies in the U.S., Europe, and Japan helped fuel modest economic growth, and investors’ appetites for riskier asset classes such as equities grew during the period.

However, global financial markets closely watched U.S. policy developments during the period. In particular, the U.S. Federal Reserve (the Fed) signaled midway through the period that it might begin tapering its ongoing stimulus efforts. That led to considerable volatility in the global financial markets. However, market sentiment surged later in the period when the Fed announced it would keep its stimulus efforts intact.

In Europe, considerable progress was made in bringing the eurozone debt crisis under control. In the second quarter of 2013, the eurozone economy grew by an estimated 0.3%, ending a period of six consecutive quarters of recession.

Emerging markets lagged their developed market peers during the period. Such markets were very sensitive to Fed policy and the prospect of declining global liquidity if accommodative monetary policies were tightened.

The Fund did benefit from its overweight position in U.S. and international equities. However, as the Fund is a multi-asset portfolio and includes many asset classes to achieve its risk/return profile, the Fund did not capture the full benefit of the strong performance of U.S. and international equities. At the same time, the Fund performed better than its reference fixed-income indices, including the Barclays U.S. Aggregate Bond Index, which performed poorly during the 12-month period.

In this environment, the Fund was positioned with a modest overweight in developed market equities. We believed developed market equities offered appealing valuations, particularly compared to developed market government bonds, which were trading at historically low yields. The Fund’s allocation to domestic equities was the primary driver of returns during the period. Additionally, the Fund benefited from its neutral weighting to emerging markets equities, as such stocks considerably underperformed their developed market peers during the period.

The Fund began the period with an underweight position in U.S. aggregate bonds, and its exposure to these bonds was reduced several times during the period as Treasury yields remained at historical lows. That strategy added value to the Fund’s overall performance during the period. The Fund also benefited from its overweight positions in U.S. investment grade and high-yield credit, and its exposure to both hard and local currency emerging markets debt.

The portfolio’s exposure to alternative investments was little changed during the period. The Fund benefited from an underweight position in commodities, which performed very poorly. An overweight position in property benefited the Fund, as did the portfolio’s private equity allocation, which performed very well during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Balanced Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual				Expense
Fund Performance		Total Return (%)				Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2013	Date	Year	Year	Inception		Gross	Net
Balanced Strategy Fund Class A1	2/8/05	9.94	11.24	5.68		1.77	1.77
Balanced Strategy Fund Class B2	2/1/05	10.89	11.52	5.87		2.52	2.52
Balanced Strategy Fund Class C3	4/27/05	13.87	11.52	6.17		2.52	2.52
S&P 500 Index[5]	—	27.18	15.17	6.78	[6]	N/A	N/A
MSCI EAFE Index[5]	—	27.40	12.52	6.10	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	-1.08	6.09	4.75	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	8.83	18.03	8.31	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.06	0.12	1.65	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2013 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 1, 2005 to October 31, 2013.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews (Unaudited)
Moderate Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Moderate Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets. For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 10.80% (without sales charge) for the Class A Shares for the year ended October 31, 2013. That compared to a -1.08% total return for the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index1.

The Fund measures performance against several additional reference indices for the year ended October 31, 2013: the S&P 500 Index1 (27.18% total return), MSCI EAFE Index1 (27.40% total return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (8.83% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.06% total return).

Portfolio Performance

Economic activity across the developed world gained momentum during the 12 months through October 31, 2013. Accommodative monetary policies in the U.S., Europe and Japan helped fuel modest economic growth, and investors’ appetites for riskier asset classes such as equities grew during the period.

However, global financial markets closely watched U.S. policy developments during the period. In particular, the U.S. Federal Reserve (the “Fed”) signaled midway through the period that it may begin tapering its ongoing stimulus efforts, including its large-scale purchases of assets such as Treasury bonds. That led to considerable volatility in the global financial markets. However, market sentiment surged later in the period when the Fed announced it would keep its stimulus efforts intact.

In Europe, considerable progress was made in bringing the eurozone debt crisis under control. In the second quarter of 2013, the eurozone economy grew by an estimated 0.3%, ending a period of six consecutive quarters of recession. Additionally, Japanese equities performed extremely well during the period thanks in large part to government stimulus efforts in that country.

Emerging markets lagged their developed market peers during the period. Such markets were very sensitive to Fed policy and the prospect of declining global liquidity if accommodative monetary policies were tightened. What’s more, a number of prominent emerging economies also had to contend with growth and inflation concerns. For instance, economic activity in China—the world’s largest emerging economy—showed signs of softening before posting strong growth late in the period.

In this environment, the Fund was positioned with a modest overweight in developed market equities. We believed developed market equities offered appealing valuations, particularly compared to developed market government bonds, which were trading at historically low yields. The Fund’s allocation to domestic equities was the primary driver of returns during the period. The Fund also benefited from its neutral weighting to emerging markets equities, as such stocks considerably underperformed their developed market peers during the period.†

The Fund began the period with an underweight position in U.S. aggregate bonds, and its exposure to these bonds was reduced several times during the period as Treasury yields remained at historical lows. That strategy added value to the Fund’s overall performance. The Fund benefited from its overweight positions in U.S. investment grade and high-yield credit, and its exposure to both hard and local currency emerging markets debt.†

There was very little change to the portfolio’s exposure to alternative investments during the period. The Fund benefited from an underweight position in commodities, which performed very poorly. An overweight position in property benefited the Fund, as did the portfolio’s private equity allocation, which performed very well during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Moderate Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual				Expense
Fund Performance		Total Return (%)				Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2013	Date	Year	Year	Inception		Gross	Net
Moderate Strategy Fund Class A1	2/3/05	5.22	9.77	4.98		1.79	1.79
Moderate Strategy Fund Class B2	2/1/05	6.04	10.09	5.12		2.54	2.54
Moderate Strategy Fund Class C3	6/9/05	8.96	10.09	5.13		2.54	2.54
Barclays U.S. Aggregate Bond Index[5]	—	-1.08	6.09	4.75	[6]	N/A	N/A
S&P 500 Index[5]	—	27.18	15.17	6.78	[6]	N/A	N/A
MSCI EAFE Index[5]	—	27.40	12.52	6.10	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	8.83	18.03	8.31	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.06	0.12	1.65	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2013 expense ratios can be found in the financial highlights.
5	For additional information, please refer to Glossary of Terms.
6	Return for the period February 1, 2005 to October 31, 2013.

The Fund’s performance is primarily measured against the Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews (Unaudited)
Conservative Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Conservative Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets. For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 6.28% (without sales charge) for the Class A Shares for the year ended October 31, 2013. That compared to a -1.08% total return for the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index1.

The Fund measures performance against several additional reference indices for the year ended October 31, 2013: the S&P 500 Index1 (27.18% total return), MSCI EAFE Index1 (27.40% total return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (8.83% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.06% total return).

Portfolio Performance

Economic activity across the developed world gained momentum during the 12 months through October 31, 2013. Accommodative monetary policies in the U.S., Europe and Japan helped fuel modest economic growth, and investors’ appetites for riskier asset classes such as equities grew during the period.

However, global financial markets closely watched U.S. policy developments during the period. In particular, the U.S. Federal Reserve (the “Fed”) signaled midway through the period that it may begin tapering its ongoing stimulus efforts, including its large-scale purchases of assets such as Treasury bonds. That led to considerable volatility in the global financial markets. However, market sentiment surged later in the period when the Fed announced it would keep its stimulus efforts intact.

In Europe, considerable progress was made in bringing the eurozone debt crisis under control. In the second quarter of 2013, the eurozone economy grew by an estimated 0.3%, ending a period of six consecutive quarters of recession. Additionally, Japanese equities performed extremely well during the period thanks in large part to government stimulus efforts in that country.

Emerging markets lagged their developed market peers during the period. Such markets were very sensitive to Fed policy and the prospect of declining global liquidity if accommodative monetary policies were tightened. What’s more, a number of prominent emerging economies also had to contend with growth and inflation concerns. For instance, economic activity in China—the world’s largest emerging economy—showed signs of softening before posting strong growth late in the period.

In this environment, the Fund was positioned with a modest overweight in developed market equities. We believed developed market equities offered appealing valuations, particularly compared to developed market government bonds, which were trading at historically low yields. The Fund’s allocation to domestic equities was the primary driver of returns during the period. The Fund benefited from its neutral weighting to emerging markets equities, as such stocks considerably underperformed their developed market peers during the period.†

The Fund began the period with an underweight position in U.S. aggregate bonds, and its exposure to these bonds was reduced several times during the period as Treasury yields remained at historical lows. That strategy added value to the Fund’s overall performance. The Fund benefited from its overweight positions in U.S. investment-grade and high-yield credit, and its exposure to both hard and local currency emerging markets debt.†

There was very little change to the portfolio’s exposure to alternative investments during the period. The Fund benefited from an underweight position in commodities, which performed very poorly. An overweight position in property benefited the Fund, as did the portfolio’s private equity allocation, which performed very well during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Conservative Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual				Expense
Fund Performance		Total Return (%)				Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2013	Date	Year	Year	Inception		Gross	Net
Conservative Strategy Fund Class A1	2/23/05	1.00	7.87	4.22		1.97	1.97
Conservative Strategy Fund Class B2	2/17/05	1.50	8.17	4.25		2.72	2.72
Conservative Strategy Fund Class C3	4/19/05	4.53	8.18	4.73		2.72	2.72
Barclays U.S. Aggregate Bond Index[5]	—	-1.08	6.09	4.76	[6]	N/A	N/A
S&P 500 Index[5]	—	27.18	15.17	6.68	[6]	N/A	N/A
MSCI EAFE Index[5]	—	27.40	12.52	5.83	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	8.83	18.03	8.22	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.06	0.12	1.66	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by aeries of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2013 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 17, 2005 to October 31, 2013.

The Fund’s performance is primarily measured against the Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       13

Portfolio Reviews (Unaudited)
Income Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Income Strategy Fund (the “Fund”) is a “fund of funds” which primarily seeks current income and secondarily seeks to provide long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 2.57% (without sales charge) for the Class A Shares for the year ended October 31, 2013. That compared to a -1.08% total return for the Fund’s primary benchmark, Barclays U.S. Aggregate Bond Index1, for the same period.

The Fund measures performance against several additional reference indices for the year ended October 31, 2013: the S&P 500 Index1 (27.18% total return), MSCI EAFE Index1 (27.40% total return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (8.83% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.06% total return).

Portfolio Performance

Economic activity across the developed world gained momentum during the 12 months through October 31, 2013. Accommodative monetary policies in the U.S., Europe and Japan helped fuel modest economic growth, and investors’ appetites for riskier asset classes such as equities grew during the period.

However, global financial markets closely watched U.S. policy developments during the period. In particular, the U.S. Federal Reserve (the “Fed”) signaled midway through the period that it may begin tapering its ongoing stimulus efforts, including its large-scale purchases of assets such as Treasury bonds. That led to considerable volatility in the global financial markets. However, market sentiment surged later in the period when the Fed announced it would keep its stimulus efforts intact.

In Europe, considerable progress was made in bringing the eurozone debt crisis under control. In the second quarter of 2013, the eurozone economy grew by an estimated 0.3%, ending a period of six consecutive quarters of recession. Additionally, Japanese equities performed extremely well during the period thanks in large part to government stimulus efforts in that country.

Emerging markets lagged their developed market peers during the period. Such markets were very sensitive to Fed policy and the prospect of declining global liquidity if accommodative monetary policies were tightened. What’s more, a number of prominent emerging economies also had to contend with growth and inflation concerns. For instance, economic activity in China—the world’s largest emerging economy—showed signs of softening before posting strong growth late in the period.

In this environment, the Fund was positioned with a modest overweight in developed market equities. We believed developed market equities offered appealing valuations, particularly compared to developed market government bonds, which were trading at historically low yields. The Fund’s allocation to domestic equities was the primary driver of returns during the period. The Fund benefited from its neutral weighting to emerging markets equities, as such stocks considerably underperformed their developed market peers during the period.†

The Fund began the period with an underweight position in U.S. aggregate bonds, and its exposure to these bonds was reduced several times during the period as Treasury yields remained at historical lows. That strategy added value to the Fund’s overall performance. The Fund benefited from its overweight positions in U.S. investment grade and high-yield credit, and its exposure to both hard and local currency emerging markets debt.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Income Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[4]
	Inception	1	Since
As of October 31, 2013	Date	Year	Inception		Gross	Net
Income Strategy Fund Class A1	3/20/12	-2.30	1.59		26.49	1.90
Income Strategy Fund Class B2	3/20/12	-2.16	2.09		27.24	2.65
Income Strategy Fund Class C3	3/20/12	0.76	3.84		27.24	2.65
Barclays U.S. Aggregate Bond Index[5]	—	-1.08	2.08	[6]	N/A	N/A
S&P 500 Index[5]	—	27.18	17.32	[6]	N/A	N/A
MSCI EAFE Index[5]	—	27.40	16.03	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	8.83	10.19	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.06	0.07	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014.

1	Reflects the maximum sales charge of 4.75%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other then the HSBC Growth Portfolio and HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2014. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2013 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period March 21, 2012 to October 31, 2013.

The Fund’s performance is primarily measured against the Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       15

Portfolio Reviews
Portfolio Composition*
October 31, 2013 (Unaudited)

Aggressive Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Domestic Equities	57.8
International Equities	30.6
Fixed Income	6.8
Alternatives	4.6
Cash	0.2
Total	100.0

Balanced Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Domestic Equities	41.4
International Equities	33.2
Fixed Income	18.5
Alternatives	6.5
Cash	0.4
Total	100.0

Moderate Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Fixed Income	33.0
Domestic Equities	28.1
International Equities	27.9
Alternatives	10.2
Cash	0.8
Total	100.0

Conservative Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Fixed Income	49.9
Domestic Equities	17.6
International Equities	26.0
Alternatives	5.2
Cash	1.3
Total	100.0

Income Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Fixed Income	67.4
International Equities	22.4
Domestic Equities	8.9
Cash	1.3
Total	100.0

HSBC Growth Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Internet Software & Services	9.4
Biotechnology	9.1
Internet & Catalog Retail	6.8
IT Services	6.4
Specialty Retail	5.9
Media	5.0
Chemicals	4.1
Oil, Gas & Consumable Fuels	4.1
Road & Rail	4.1
Hotels, Restaurants & Leisure	3.8
Capital Markets	3.7
Software	3.4
Aerospace & Defense	3.2
Textiles, Apparel & Luxury Goods	3.2
Computers & Peripherals	3.1
Semiconductors & Semiconductor
Equipment	3.1
Machinery	2.7
Food & Staples Retailing	2.4
Pharmaceuticals	2.1
Health Care Technology	1.7
Communications Equipment	1.5
Real Estate Investment Trusts (REITs)	1.5
Energy Equipment & Services	1.5
Wireless Telecommunication Services	1.4
Diversified Financial Services	1.2
Auto Components	1.2
Personal Products	1.1
Trading Companies & Distributors	1.0
Health Care Providers & Services	0.9
Airlines	0.7
Investment Companies	0.7
100.0
____________________

*       Portfolio composition is subject to change.

16       HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition* (continued)
October 31, 2013 (Unaudited)

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Specialty Retail	8.1
IT Services	6.8
Chemicals	6.2
Household Durables	5.5
Oil, Gas & Consumable Fuels	5.1
Biotechnology	5.0
Health Care Equipment & Supplies	3.7
Life Sciences Tools & Services	3.4
Trading Companies & Distributors	3.3
Software	3.2
Aerospace & Defense	3.1
Semiconductors & Semiconductor
Equipment	3.0
Investment Companies	2.9
Commercial Banks	2.8
Containers & Packaging	2.7
Pharmaceuticals	2.7
Electrical Equipment	2.7
Internet Software & Services	2.6
Machinery	2.1
Professional Services	2.1
Insurance	2.0
Energy Equipment & Services	1.9
Health Care Providers & Services	1.9
Hotels, Restaurants & Leisure	1.9
Media	1.6
Commercial Services & Supplies	1.6
Capital Markets	1.6
Diversified Consumer Services	1.5
Auto Components	1.5
Road & Rail	1.3
Distributors	1.1
Real Estate Investment Trusts (REITs)	1.1
Real Estate Management &
Development	1.1
Health Care Technology	0.8
Construction Materials	0.8
Communications Equipment	0.7
Electronic Equipment,
Instruments & Components	0.6
100.0
____________________

*	Portfolio composition is subject to change.

HSBC FAMILY OF FUNDS       17

HSBC AGGRESSIVE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2013

Affiliated Investment Companies—1.4%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	21,418	223,608
HSBC Prime Money Market Fund,
Class I Shares, 0.03%(a)	42,491	42,491
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $259,917)		266,099

Affiliated Portfolios—11.5%

HSBC Growth Portfolio		1,364,526
HSBC Opportunity Portfolio		749,215
TOTAL AFFILIATED PORTFOLIOS		2,113,741

Unaffiliated Investment Companies—41.9%

Artisan Value Fund, Investor Shares	66,389	916,172
Brookfield Global Listed Real Estate
Fund, Institutional Shares	9,665	123,319
Brown Advisory Growth Equity Fund,
Institutional Shares	50,513	911,751
Columbia High Yield Bond Fund,
Class Z Shares	209,553	626,565
CRM Small/Mid Cap Value Fund,
Institutional Shares	39,042	746,490
Delaware Emerging Markets Fund,
Institutional Shares	60,380	995,667
JPMorgan Equity Income Fund,
Select Shares	108,831	1,383,248
JPMorgan High Yield Fund,
Select Shares	76,718	630,621
Principal Global Real Estate Securities
Fund, Institutional Shares	13,779	121,115
Trilogy Emerging Markets Equity Fund,
Institutional Shares	140,404	1,234,152
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $6,770,550)		7,689,100

Exchange Traded Funds—45.6%

iShares MSCI EAFE Index Fund	41,029	2,702,990
iShares MSCI Emerging Markets
Index Fund	5,673	240,876
PowerShares Global Listed Private
Equity Portfolio ETF	70,068	847,823
SPDR S&P 500 ETF Trust	26,103	4,587,080
TOTAL EXCHANGE TRADED
FUNDS (COST $7,103,708)		8,378,769
TOTAL INVESTMENT
SECURITIES—100.4%		18,447,709
____________________

Percentages indicated are based on net assets of $18,382,635.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

18	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC BALANCED STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2013

Affiliated Investment Companies—10.3%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	333,017	3,476,695
HSBC Emerging Markets Local Debt
Fund, Class I Shares	160,626	1,471,336
HSBC Prime Money Market Fund,
Class I Shares, 0.03%(a)	188,332	188,332
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $5,236,386)		5,136,363

Affiliated Portfolios—8.3%

HSBC Growth Portfolio		2,677,899
HSBC Opportunity Portfolio		1,470,039
TOTAL AFFILIATED PORTFOLIOS		4,147,938

Unaffiliated Investment Companies—45.7%

Artisan Value Fund, Investor Shares	128,817	1,777,679
Brookfield Global Listed Real Estate
Fund, Institutional Shares	78,112	996,707
Brown Advisory Growth Equity Fund,
Institutional Shares	98,963	1,786,290
Columbia High Yield Bond Fund,
Class Z Shares	1,111,635	3,323,789
CRM Small/Mid Cap Value Fund,
Institutional Shares	76,575	1,464,116
Delaware Emerging Markets Fund,
Institutional Shares	81,451	1,343,133
Janus Flexible Bond Fund,
Institutional Shares	28,013	296,378
JPMorgan Equity Income Fund,
Select Shares	210,589	2,676,581
JPMorgan High Yield Fund,
Select Shares	404,216	3,322,657
Lord Abbett Core Fixed Income Fund,
Institutional Shares	38,232	414,050
Metropolitan West Total Return Bond,
Institutional Shares	27,723	296,909
PIMCO Commodity RealReturn
Strategy Fund, Institutional Shares	271,531	1,534,151
PIMCO Total Return Fund,
Institutional Shares	50,106	546,153
Principal Global Real Estate Securities
Fund, Institutional Shares	111,739	982,188
T. Rowe Price New Income Fund,
Retail Shares	43,686	414,147
Trilogy Emerging Markets Equity Fund,
Institutional Shares	188,611	1,657,888
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $21,665,513)		22,832,816

Exchange Traded Funds—35.9%

iShares iBoxx $ Investment Grade
Corporate Bond Fund	5,443	627,034
iShares MSCI EAFE Index Fund	93,336	6,148,976
iShares MSCI Emerging Markets
Index Fund	12,425	527,565
PowerShares Global Listed Private
Equity Portfolio ETF	140,393	1,698,755
SPDR S&P 500 ETF Trust	50,648	8,900,373
TOTAL EXCHANGE TRADED
FUNDS (COST $15,308,567)		17,902,703
TOTAL INVESTMENT
SECURITIES—100.2%		50,019,820
____________________

Percentages indicated are based on net assets of $49,922,713.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS	19

HSBC MODERATE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2013

Affiliated Investment Companies—12.2%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	310,161	3,238,081
HSBC Emerging Markets Local Debt
Fund, Class I Shares	193,511	1,772,558
HSBC Prime Money Market Fund,
Class I Shares, 0.03%(a)	357,947	357,947
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $5,403,702)		5,368,586

Affiliated Portfolios—5.6%

HSBC Growth Portfolio		1,598,762
HSBC Opportunity Portfolio		884,337
TOTAL AFFILIATED PORTFOLIOS		2,483,099

Unaffiliated Investment Companies—55.2%

Artisan Value Fund, Investor Shares	77,493	1,069,409
ASG Global Alternatives Fund,
Class Y Shares	30,090	350,248
Brookfield Global Listed Real Estate
Fund, Institutional Shares	66,485	848,349
Brown Advisory Growth Equity Fund,
Institutional Shares	59,536	1,074,617
Columbia High Yield Bond Fund,
Class Z Shares	972,907	2,908,992
CRM Small/Mid Cap Value Fund,
Institutional Shares	45,515	870,241
Delaware Emerging Markets Fund,
Institutional Shares	53,234	877,827
Janus Flexible Bond Fund,
Institutional Shares	116,842	1,236,188
JPMorgan Equity Income Fund,
Select Shares	128,265	1,630,247
JPMorgan High Yield Fund,
Select Shares	354,871	2,917,043
Lord Abbett Core Fixed Income Fund,
Institutional Shares	163,938	1,775,444
Metropolitan West Total Return Bond,
Institutional Shares	115,632	1,238,422
PIMCO Commodity RealReturn
Strategy Fund, Institutional Shares	280,262	1,583,480
PIMCO Total Return Fund,
Institutional Shares	213,954	2,332,103
Principal Global Real Estate Securities
Fund, Institutional Shares	95,190	836,720
T. Rowe Price New Income Fund,
Retail Shares	185,347	1,757,090
Trilogy Emerging Markets Equity Fund,
Institutional Shares	123,258	1,083,438
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $23,948,828)		24,389,858

Exchange Traded Funds—27.2%

iShares iBoxx $ Investment Grade
Corporate Bond	3,834	441,677
iShares MSCI EAFE ETF	76,811	5,060,309
iShares MSCI Emerging Markets ETF	7,346	311,911
PowerShares Global Listed Private
Equity Portfolio ETF	74,219	898,050
SPDR S&P 500 ETF Trust	30,198	5,306,694
TOTAL EXCHANGE TRADED
FUNDS (COST $10,248,627)		12,018,641
TOTAL INVESTMENT
SECURITIES—100.2%		44,260,184
____________________

Percentages indicated are based on net assets of $44,186,098.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

20	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC CONSERVATIVE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2013

Affiliated Investment Companies—12.6%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	142,821	1,491,047
HSBC Emerging Markets Local Debt
Fund, Class I Shares	108,300	992,027
HSBC Prime Money Market Fund,
Class I Shares, 0.03%(a)	284,508	284,508
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $2,792,418)		2,767,582

Affiliated Portfolios—3.5%

HSBC Growth Portfolio		502,224
HSBC Opportunity Portfolio		267,527
TOTAL AFFILIATED PORTFOLIOS		769,751

Unaffiliated Investment Companies—64.9%

Artisan Value Fund, Investor Shares	23,928	330,202
ASG Global Alternatives Fund,
Class Y Shares	37,092	431,746
Brookfield Global Listed Real Estate
Fund, Institutional Shares	33,145	422,931
Brown Advisory Growth Equity Fund,
Institutional Shares	18,385	331,857
Columbia High Yield Bond Fund,
Class Z Shares	450,392	1,346,672
CRM Small/Mid Cap Value Fund,
Institutional Shares	14,050	268,642
Delaware Emerging Markets Fund,
Institutional Shares	7,652	126,189
Janus Flexible Bond Fund,
Institutional Shares	112,563	1,190,912
JPMorgan Equity Income Fund,
Select Shares	39,583	503,095
JPMorgan High Yield Fund,
Select Shares	163,489	1,343,876
Lord Abbett Core Fixed Income Fund,
Institutional Shares	153,506	1,662,473
Metropolitan West Total Return Bond,
Institutional Shares	111,396	1,193,054
PIMCO Commodity RealReturn
Strategy Fund, Institutional Shares	113,598	641,831
PIMCO Total Return Fund,
Institutional Shares	204,624	2,230,406
Principal Global Real Estate Securities
Fund, Institutional Shares	47,403	416,672
T. Rowe Price New Income Fund,
Retail Shares	175,196	1,660,854
Trilogy Emerging Markets Equity Fund,
Institutional Shares	14,556	127,950
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $13,945,824)		14,229,362

Exchange Traded Funds—19.2%

iShares iBoxx $ Investment Grade
Corporate Bond	2,796	322,099
iShares MSCI EAFE ETF	32,330	2,129,901
PowerShares Global Listed Private
Equity Portfolio ETF	6,440	77,924
SPDR S&P 500 ETF Trust	9,500	1,669,435
TOTAL EXCHANGE TRADED
FUNDS (COST $3,572,550)		4,199,359
TOTAL INVESTMENT
SECURITIES—100.2%		21,966,054
____________________

Percentages indicated are based on net assets of $21,919,106.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS	21

HSBC INCOME STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2013

Affiliated Investment Companies—10.5%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	6,139	64,096
HSBC Emerging Markets Local Debt
Fund, Class I Shares	6,828	62,548
HSBC Prime Money Market Fund,
Class I Shares, 0.03%(a)	16,773	16,773
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $148,734)		143,417

Unaffiliated Investment Companies—86.5%

Brookfield Global Listed Real Estate
Fund, Institutional Shares	2,468	31,493
Columbia High Yield Bond Fund,
Class Z Shares	19,576	58,532
Eaton Vance Floating - Rate Fund,
Institutional Shares	5,794	53,135
Federated Strategic Value Dividend Fund,
Institutional Shares	10,189	59,099
Janus Flexible Bond Fund,
Institutional Shares	10,049	106,319
JPMorgan Equity Income Fund,
Select Shares	4,664	59,276
JPMorgan High Yield Fund,
Select Shares	7,122	58,545
Lord Abbett Core Fixed Income Fund,
Institutional Shares	13,858	150,078
Metropolitan West Total Return Bond,
Institutional Shares	9,981	106,894
PIMCO Total Return Fund,
Institutional Shares	18,238	198,795
Principal Global Real Estate Securities
Fund, Institutional Shares	3,556	31,255
T. Rowe Price International Growth &
Income Fund, Retail Shares	7,163	110,596
T. Rowe Price New Income Fund,
Retail Shares	15,732	149,140
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $1,169,208)		1,173,157

Exchange Traded Fund—1.5%

iShares iBoxx $ Investment Grade
Corporate Bond	174	20,045
TOTAL EXCHANGE TRADED
FUNDS (COST $20,633)		20,045
TOTAL INVESTMENT
SECURITIES—98.5%		1,336,619
____________________

Percentages indicated are based on net assets of $1,356,479.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.

22	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Assets and Liabilities—as of October 31, 2013

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund
Assets:
Investments in Affiliated Portfolios	$2,113,741	$4,147,938	$2,483,099	$769,751	$—
Investments in Affiliated Investment Companies, at value(a)	266,099	5,136,363	5,368,586	2,767,582	143,417
Investments in non-affiliates, at value	16,067,869	40,735,519	36,408,499	18,428,721	1,193,202
Total Investments	18,447,709	50,019,820	44,260,184	21,966,054	1,336,619
Cash	—	—	—	465	—
Interest and dividends receivable	—	34	—	—	2,922
Receivable for capital shares issued	13,193	38,401	13,227	10,575	100
Receivable for investments sold	—	261,410	178,105	—	10,478
Reclaims receivable	74	138	123	42	—
Receivable from Investment Adviser	—	—	—	—	26,290
Prepaid expenses and other assets	5,333	5,171	5,551	4,699	3,319
Total Assets	18,466,309	50,324,974	44,457,190	21,981,835	1,379,728
Liabilities:
Cash overdraft	—	230,861	177,940	—	—
Income payable	—	—	—	—	2
Payable for investments purchased	—	30,371	—	465	—
Payable for capital shares redeemed	41,103	55,945	11,741	10,315	120
Accrued expenses and other liabilities:
Investment Management	3,457	10,544	9,364	4,680	—
Administration	387	1,052	934	467	57
Distribution	4,708	13,746	12,859	8,250	793
Shareholder Servicing	3,427	8,771	8,280	3,978	495
Compliance Services	1	3	2	2	3
Accounting	220	219	219	219	219
Custodian	5,381	9,647	9,574	8,456	6,594
Transfer Agent	9,733	17,339	17,327	9,881	4,507
Trustee	17	44	38	21	18
Other	15,240	23,719	22,814	15,995	10,441
Total Liabilities	83,674	402,261	271,092	62,729	23,249
Net Assets	$18,382,635	$49,922,713	$44,186,098	$21,919,106	$1,356,479

Composition of Net Assets:
Capital	14,333,194	41,329,930	39,312,430	20,242,637	1,336,953
Accumulated net investment income (loss)	19,297	421,721	71,162	46,289	(3)
Accumulated net realized gains (losses) from investments	1,001,299	2,750,213	1,526,432	415,207	21,485
Unrealized appreciation/depreciation on investments	3,028,845	5,420,849	3,276,074	1,214,973	(1,956)
Net Assets	$18,382,635	$49,922,713	$44,186,098	$21,919,106	$1,356,479

Net Assets:
Class A Shares	$11,105,731	$28,745,711	$24,670,870	$9,254,692	$311,218
Class B Shares	5,603,935	15,632,859	15,406,610	9,222,391	402,196
Class C Shares	1,672,969	5,544,143	4,108,618	3,442,023	643,065
	$18,382,635	$49,922,713	$44,186,098	$21,919,106	$1,356,479
Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	712,980	1,997,706	1,914,814	775,674	30,044
Class B Shares	377,714	1,090,847	1,197,506	783,500	38,907
Class C Shares	113,197	386,330	328,589	284,092	62,224
Net Asset Value, Offering Price and Redemption
Price per share:
Class A Shares	$15.58	$14.39	$12.88	$11.93	$10.36
Class B Shares(b)	$14.84	$14.33	$12.87	$11.77	$10.34
Class C Shares(b)	$14.78	$14.35	$12.50	$12.12	$10.33
Maximum Sales Charge—Class A Shares	5.00%	5.00%	5.00%	5.00%	4.75%
Maximum Offering Price per share (Net Asset Value/
(100%-maximum sales charge))—Class A Shares	$16.40	$15.15	$13.56	$12.56	$10.88
Investments in Affiliated Investment Companies, at cost(a)	$259,917	$5,236,386	$5,403,702	$2,792,418	$148,734
Investments in non-affiliates, at cost	$13,874,258	$36,974,080	$34,197,455	$17,518,374	$1,189,841
____________________

(a)	Investment in the affiliated investment companies include the HSBC Prime Money Market Fund, Class I Shares, HSBC Emerging Markets Debt Fund, Class I Shares and HSBC Emerging Markets Local Debt Fund, Class I Shares (See Note 1).
(b)	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS	23

HSBC WORLD SELECTION FUNDS

Statements of Operations—For the year ender October 31, 2013

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund
Investment Income:
Investment income from non-affiliated investments	$390,177	$1,196,694	$1,106,166	$573,954	$32,548
Investment income from affiliated investments(a)	37,593	274,359	222,116	100,905	3,620
Tax reclaims from affiliated portfolios	24	52	46	13	—
Expenses from affiliated portfolios	(18,894)	(39,296)	(24,004)	(7,494)	—
Total Investment Income	408,900	1,404,809	1,304,324	667,378	36,168

Expenses:
Investment Management	45,246	127,157	112,877	56,024	2,846
Administration:
Class A Shares	2,684	7,194	6,201	2,431	164
Class B Shares	1,404	4,015	4,134	2,403	192
Class C Shares	414	1,442	896	740	211
Distribution:
Class B Shares	42,320	120,988	124,587	72,385	2,859
Class C Shares	12,468	43,374	26,927	22,238	3,147
Shareholder Servicing:
Class A Shares	26,746	71,443	61,785	24,222	704
Class B Shares	14,110	40,349	41,551	24,148	901
Class C Shares	4,159	14,482	8,995	7,437	1,049
Accounting	22,909	22,969	22,975	22,959	48,859
Audit	16,476	15,075	16,610	16,532	16,186
Compliance Services	107	391	340	145	12
Custodian	22,981	41,047	39,321	33,262	22,493
Printing	11,285	7,351	12,323	4,313	791
Transfer Agent	60,509	109,088	103,832	60,963	27,286
Trustee	463	1,311	1,164	576	45
Registration fees	18,408	16,722	18,718	13,974	32,343
Other	5,309	12,561	12,073	5,293	1,809
Total expenses before fee reductions	307,998	656,959	615,309	370,045	161,897
Fees contractually reduced/reimbursed by Investment Adviser	(421)	—	—	—	(138,725)
Net Expenses	307,577	656,959	615,309	370,045	23,172

Net Investment Income (Loss)	101,323	747,850	689,015	297,333	12,996

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated investment securities(a)	498,052	1,227,389	796,398	247,317	1,944
Net realized gains (losses) from non-affiliated investment securities	798,090	1,735,660	1,115,253	318,792	30,054
Net realized gains distributions from affiliated underlying funds	3,414	73,037	69,669	33,240	—
Net realized gains distributions from non-affiliated underlying funds	29,764	151,174	248,209	193,591	—
Change in unrealized appreciation/depreciation on affiliated investments(a)	184,853	(135,212)	(282,921)	(154,094)	(8,116)
Change in unrealized appreciation/depreciation on non-affiliated investments	1,980,851	3,498,648	1,852,183	336,892	(11,891)
Net realized/unrealized gains (losses) from investments	3,495,024	6,550,696	3,798,791	975,738	11,991
Change In Net Assets Resulting From Operations	$3,596,347	$7,298,546	$4,487,806	$1,273,071	$24,987
____________________

(a)	Represents amounts allocated from Affiliated Investment Companies and Affiliated Portfolios.

24	HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2013	2012	2013	2012
Investment Activities:
Operations:
Net investment income (loss)	$101,323	$(30,313)	$747,850	$829,128
Net realized gains (losses) from investments	1,329,320	435,511	3,187,260	1,339,315
Change in unrealized appreciation/depreciation on investments	2,165,704	869,238	3,363,436	2,007,609
Change in net assets resulting from operations	3,596,347	1,274,436	7,298,546	4,176,052

Dividends:
Net investment income:
Class A Shares	(31,802)	(77,670)	(526,976)	(912,343)
Class B Shares	—	(8,596)	(168,352)	(454,511)
Class C Shares	—	(6,139)	(59,678)	(174,260)
Change in net assets resulting from shareholder dividends	(31,802)	(92,405)	(755,006)	(1,541,114)
Change in net assets resulting from capital transactions	(2,901,389)	(1,313,685)	(8,823,314)	(3,920,082)
Change in net assets	663,156	(131,654)	(2,279,774)	(1,285,144)

Net Assets:
Beginning of period	17,719,479	17,851,133	52,202,487	53,487,631
End of period	$18,382,635	$17,719,479	$49,922,713	$52,202,487
Accumulated net investment income (loss)	$19,297	$(63,840)	$421,721	$320,543

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 25

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2013	2012	2013	2012
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,119,903	$2,113,457	$3,539,929	$5,462,023
Dividends reinvested	31,467	76,522	512,520	896,978
Value of shares redeemed	(2,321,459)	(1,916,446)	(8,512,370)	(6,605,601)
Class A Shares capital transactions	(1,170,089)	273,533	(4,459,921)	(246,600)

Class B Shares:
Proceeds from shares issued	222,109	692,637	670,001	2,081,326
Dividends reinvested	—	8,454	166,080	449,537
Value of shares redeemed	(1,586,642)	(2,003,556)	(4,094,807)	(5,369,321)
Class B Shares capital transactions	(1,364,533)	(1,302,465)	(3,258,726)	(2,838,458)

Class C Shares:
Proceeds from shares issued	216,625	280,202	1,158,773	980,626
Dividends reinvested	—	6,111	58,220	170,621
Value of shares redeemed	(583,392)	(571,066)	(2,321,660)	(1,986,271)
Class C Shares capital transactions	(366,767)	(284,753)	(1,104,667)	(835,024)
Change in net assets resulting from capital transactions	$(2,901,389)	$(1,313,685)	$(8,823,314)	$(3,920,082)

SHARE TRANSACTIONS:
Class A Shares:
Issued	80,079	170,638	264,663	449,415
Reinvested	2,391	6,672	40,135	78,890
Redeemed	(163,112)	(154,093)	(636,383)	(540,992)
Change in Class A Shares	(80,642)	23,217	(331,585)	(12,687)

Class B Shares:
Issued	16,573	58,381	50,599	170,500
Reinvested	—	765	12,975	39,468
Redeemed	(119,259)	(168,348)	(306,391)	(442,138)
Change in Class B Shares	(102,686)	(109,202)	(242,817)	(232,170)

Class C Shares:
Issued	15,890	23,588	86,274	80,512
Reinvested	—	556	4,545	14,967
Redeemed	(43,405)	(48,318)	(172,661)	(160,924)
Change in Class C Shares	(27,515)	(24,174)	(81,842)	(65,445)

26 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2013	2012	2013	2012
Investment Activities:
Operations:
Net investment income (loss)	$689,015	$927,899	$297,333	$436,646
Net realized gains (losses) from investments	2,229,529	1,043,026	792,940	130,546
Change in unrealized appreciation/depreciation on investments	1,569,262	1,583,173	182,798	1,028,581
Change in net assets resulting from operations	4,487,806	3,554,098	1,273,071	1,595,773

Dividends:
Net investment income:
Class A Shares	(535,629)	(657,742)	(210,889)	(283,394)
Class B Shares	(246,797)	(398,779)	(148,678)	(215,487)
Class C Shares	(55,954)	(78,368)	(43,828)	(57,748)
Change in net assets resulting from shareholder dividends	(838,380)	(1,134,889)	(403,395)	(556,629)
Change in net assets resulting from capital transactions	(5,581,708)	(4,201,200)	(1,590,952)	1,174,324
Change in net assets	(1,932,282)	(1,781,991)	(721,276)	2,213,468

Net Assets:
Beginning of period	46,118,380	47,900,371	22,640,382	20,426,914
End of period	$44,186,098	$46,118,380	$21,919,106	$22,640,382
Accumulated net investment income (loss)	$71,162	$43,306	$46,289	$16,781

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 27

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2013	2012	2013	2012
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$3,831,691	$5,814,895	$1,655,437	$2,466,524
Dividends reinvested	523,791	648,574	198,276	267,600
Value of shares redeemed	(6,879,650)	(6,285,101)	(2,914,887)	(2,212,701)
Class A Shares capital transactions	(2,524,168)	178,368	(1,061,174)	521,423

Class B Shares:
Proceeds from shares issued	893,722	1,837,722	981,218	1,972,436
Dividends reinvested	241,511	392,486	142,306	204,146
Value of shares redeemed	(4,683,399)	(5,898,444)	(2,079,054)	(1,807,237)
Class B Shares capital transactions	(3,548,166)	(3,668,236)	(955,530)	369,345

Class C Shares:
Proceeds from shares issued	1,491,199	682,092	1,262,554	1,056,887
Dividends reinvested	53,892	77,318	42,276	54,627
Value of shares redeemed	(1,054,465)	(1,470,742)	(879,078)	(827,958)
Class C Shares capital transactions	490,626	(711,332)	425,752	283,556
Change in net assets resulting from capital transactions	$(5,581,708)	$(4,201,200)	$(1,590,952)	$1,174,324

SHARE TRANSACTIONS:
Class A Shares:
Issued	309,439	505,703	141,736	223,077
Reinvested	42,928	58,105	17,175	24,607
Redeemed	(556,132)	(546,616)	(249,249)	(198,821)
Change in Class A Shares	(203,765)	17,192	(90,338)	48,863

Class B Shares:
Issued	72,673	160,345	85,320	180,184
Reinvested	19,864	35,603	12,485	19,128
Redeemed	(378,804)	(514,301)	(180,032)	(164,720)
Change in Class B Shares	(286,267)	(318,353)	(82,227)	34,592

Class C Shares:
Issued	123,399	61,003	106,168	93,307
Reinvested	4,542	7,205	3,602	4,973
Redeemed	(87,560)	(131,493)	(74,185)	(73,251)
Change in Class C Shares	40,381	(63,285)	35,585	25,029

28 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Income Strategy Fund
	For the	For the
	year ended	period ended
	October 31,	October 31,
	2013	2012(a)
Investment Activities:
Operations:
Net investment income (loss)	$12,996	$3,609
Net realized gains (losses) from investments	31,998	2,837
Change in unrealized appreciation/depreciation from investments	(20,007)	18,051
Change in net assets resulting from operations	24,987	24,497

Dividends:
Net investment income:
Class A Shares	(9,746)	(1,852)
Class B Shares	(8,155)	(687)
Class C Shares	(6,165)	(536)

Net realized gains:
Class A Shares	(1,059)	—
Class B Shares	(1,181)	—
Class C Shares	(842)	—
Change in net assets resulting from shareholder dividends	(27,148)	(3,075)
Change in net assets resulting from capital transactions	441,756	895,462
Change in net assets	439,595	916,884

Net Assets:
Beginning of period	916,884	—
End of period	$1,356,479	$916,884
Accumulated net investment income (loss)	$(3)	$7,921
____________________
(a) Commenced operations on March 20, 2012.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 29

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Income Strategy Fund
	For the	For the
	year ended	period ended
	October 31,	October 31,
	2013	2012(a)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$104,917	$429,058
Dividends reinvested	10,780	1,851
Value of shares redeemed	(141,000)	(103,668)
Class A Shares capital transactions	(25,303)	327,241

Class B Shares:
Proceeds from shares issued	65,346	349,020
Dividends reinvested	8,530	644
Value of shares redeemed	(17,586)	(7,223)
Class B Shares capital transactions	56,290	342,441

Class C Shares:
Proceeds from shares issued	505,835	226,393
Dividends reinvested	6,873	536
Value of shares redeemed	(101,939)	(1,149)
Class C Shares capital transactions	410,769	225,780
Change in net assets resulting from capital transactions	$441,756	$895,462

SHARE TRANSACTIONS:
Class A Shares:
Issued	10,151	42,276
Reinvested	1,048	179
Redeemed	(13,472)	(10,138)
Change in Class A Shares	(2,273)	32,317

Class B Shares:
Issued	6,335	34,074
Reinvested	830	62
Redeemed	(1,693)	(701)
Change in Class B Shares	5,472	33,435

Class C Shares:
Issued	49,258	22,294
Reinvested	670	52
Redeemed	(9,936)	(114)
Change in Class C Shares	39,992	22,232
____________________
(a) Commenced operations on March 20, 2012.

30 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

AGGRESSIVE STRATEGY FUND
Financial Highlights Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2009	$8.62	0.01	1.57	1.58	—	—	$10.20	18.33	%(d)	$5,426	1.50%	0.09%		2.16%	53%
Year Ended October 31, 2010	10.20	0.03	1.80	1.83	—	—	12.03	17.94	%(e)	7,886	1.50%	0.24%		2.00%	50%
Year Ended October 31, 2011	12.03	0.10	(0.07)	0.03	(0.10)	(0.10)	11.96	0.20	%(f)	9,217	1.50%	0.77%		1.61%	71%
Year Ended October 31, 2012	11.96	0.02	0.89	0.91	(0.10)	(0.10)	12.77	7.72%		10,136	1.50%	0.16%		1.66%	71%
Year Ended October 31, 2013	12.77	0.12	2.73	2.85	(0.04)	(0.04)	15.58	22.38%		11,106	1.50%	0.86%		1.50%	37%
CLASS B SHARES
Year Ended October 31, 2009	$8.39	(0.06)	1.53	1.47	—	—	$9.86	17.52	%(d)	$3,767	2.25%	(0.66)%		2.91%	53%
Year Ended October 31, 2010	9.86	(0.05)	1.73	1.68	—	—	11.54	17.04	%(e)	5,519	2.25%	(0.51)%		2.75%	50%
Year Ended October 31, 2011	11.54	— (h)	(0.06)	(0.06)	(0.03)	(0.03)	11.45	(0.53	)%(f)	6,750	2.25%	0.02%		2.36%	71%
Year Ended October 31, 2012	11.45	(0.07)	0.85	0.78	(0.01)	(0.01)	12.22	6.87%		5,870	2.25%	(0.57)%		2.40%	71%
Year Ended October 31, 2013	12.22	0.01	2.61	2.62	—	—	14.84	21.44	%(g)	5,604	2.25%	0.11%		2.25%	37%
CLASS C SHARES
Year Ended October 31, 2009	$8.39	(0.05)	1.51	1.46	—	—	$9.85	17.40	%(d)	$289	2.25%	(0.59)%		2.93%	53%
Year Ended October 31, 2010	9.85	(0.05)	1.73	1.68	—	—	11.53	17.06	%(e)	698	2.25%	(0.47)%		2.76%	50%
Year Ended October 31, 2011	11.53	— (h)	(0.05)	(0.05)	(0.05)	(0.05)	11.43	(0.46	)%(f)	1,884	2.25%	—	%(i)	2.35%	71%
Year Ended October 31, 2012	11.43	(0.07)	0.85	0.78	(0.04)	(0.04)	12.17	6.83%		1,713	2.25%	(0.56)%		2.40%	71%
Year Ended October 31, 2013	12.17	0.02	2.59	2.61	—	—	14.78	21.45	%(g)	1,673	2.25%	0.12%		2.25%	37%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	Rounds to less than $0.01 or $(0.01).
(h)	Rounds to less than 0.005% or (0.005)%.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 31

BALANCED STRATEGY FUND
Financial Highlights Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2009	$8.81	0.07	1.55	1.62	(0.09)	(0.09)	$10.34	18.66	%(d)	$15,304	1.50%	0.84%	1.57%	48%
Year Ended October 31, 2010	10.34	0.19	1.64	1.83	(0.08)	(0.08)	12.09	17.79	%(e)	21,642	1.25%	1.72%	1.30%	53%
Year Ended October 31, 2011	12.09	0.32	(0.06)	0.26	(0.28)	(0.28)	12.07	2.08	%(f)	28,262	1.12%	2.60%	1.14%	74%
Year Ended October 31, 2012	12.07	0.23	0.75	0.98	(0.39)	(0.39)	12.66	8.51%		29,490	1.15%	1.89%	1.15%	62%
Year Ended October 31, 2013	12.66	0.24	1.72	1.96	(0.23)	(0.23)	14.39	15.76%		28,746	1.04%	1.79%	1.04%	35%
CLASS B SHARES
Year Ended October 31, 2009	$8.76	0.01	1.55	1.56	(0.01)	(0.01)	$10.31	17.80	%(d)	$11,196	2.25%	0.07%	2.31%	48%
Year Ended October 31, 2010	10.31	0.11	1.64	1.75	(0.01)	(0.01)	12.05	17.01	%(e)	15,593	2.00%	0.97%	2.05%	53%
Year Ended October 31, 2011	12.05	0.23	(0.07)	0.16	(0.20)	(0.20)	12.01	1.30	%(f)	18,799	1.87%	1.85%	1.90%	74%
Year Ended October 31, 2012	12.01	0.14	0.75	0.89	(0.30)	(0.30)	12.60	7.66%		16,805	1.91%	1.18%	1.91%	62%
Year Ended October 31, 2013	12.60	0.14	1.72	1.86	(0.13)	(0.13)	14.33	14.89%		15,633	1.80%	1.05%	1.80%	35%
CLASS C SHARES
Year Ended October 31, 2009	$8.80	0.01	1.55	1.56	(0.01)	(0.01)	$10.35	17.81	%(d)	$1,507	2.25%	0.06%	2.30%	48%
Year Ended October 31, 2010	10.35	0.12	1.63	1.75	(0.01)	(0.01)	12.09	16.96	%(e)	3,497	2.01%	1.04%	2.06%	53%
Year Ended October 31, 2011	12.09	0.23	(0.07)	0.16	(0.21)	(0.21)	12.04	1.25	%(f)	6,427	1.87%	1.85%	1.90%	74%
Year Ended October 31, 2012	12.04	0.14	0.76	0.90	(0.32)	(0.32)	12.62	7.77%		5,908	1.91%	1.18%	1.91%	62%
Year Ended October 31, 2013	12.62	0.14	1.72	1.86	(0.13)	(0.13)	14.35	14.87%		5,544	1.80%	1.04%	1.80%	35%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.07%, 0.07% and 0.07% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.

32 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

MODERATE STRATEGY FUND
Financial Highlights Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2009	$8.69	0.13	1.39	1.52	(0.12)	(0.12)	$10.09	17.75	%(d)	$15,909	1.44%	1.47%	1.49%	41%
Year Ended October 31, 2010	10.09	0.25	1.38	1.63	(0.24)	(0.24)	11.48	16.39	%(e)	18,921	1.14%	2.33%	1.19%	67%
Year Ended October 31, 2011	11.48	0.37	(0.12)	0.25	(0.44)	(0.44)	11.29	2.19	%(f)	23,719	1.06%	3.16%	1.09%	63%
Year Ended October 31, 2012	11.29	0.26	0.65	0.91	(0.32)	(0.32)	11.88	8.24%		25,175	1.16%	2.30%	1.16%	61%
Year Ended October 31, 2013	11.88	0.23	1.04	1.27	(0.27)	(0.27)	12.88	10.80%		24,671	1.08%	1.86%	1.08%	30%
CLASS B SHARES
Year Ended October 31, 2009	$8.69	0.06	1.39	1.45	(0.06)	(0.06)	$10.08	16.82	%(d)	$14,230	2.19%	0.71%	2.24%	41%
Year Ended October 31, 2010	10.08	0.17	1.38	1.55	(0.17)	(0.17)	11.46	15.61	%(e)	18,362	1.89%	1.59%	1.94%	67%
Year Ended October 31, 2011	11.46	0.28	(0.10)	0.18	(0.36)	(0.36)	11.28	1.51	%(f)	20,323	1.81%	2.40%	1.84%	63%
Year Ended October 31, 2012	11.28	0.19	0.63	0.82	(0.23)	(0.23)	11.87	7.43%		17,615	1.92%	1.64%	1.92%	61%
Year Ended October 31, 2013	11.87	0.14	1.04	1.18	(0.18)	(0.18)	12.87	10.04%		15,407	1.83%	1.12%	1.83%	30%
CLASS C SHARES
Year Ended October 31, 2009	$8.49	0.06	1.35	1.41	(0.06)	(0.06)	$9.84	16.75	%(d)	$1,488	2.19%	0.72%	2.24%	41%
Year Ended October 31, 2010	9.84	0.17	1.35	1.52	(0.18)	(0.18)	11.18	15.55	%(e)	2,544	1.90%	1.59%	1.95%	67%
Year Ended October 31, 2011	11.18	0.27	(0.11)	0.16	(0.36)	(0.36)	10.98	1.42	%(f)	3,859	1.81%	2.40%	1.84%	63%
Year Ended October 31, 2012	10.98	0.18	0.62	0.80	(0.23)	(0.23)	11.55	7.49%		3,329	1.91%	1.64%	1.91%	61%
Year Ended October 31, 2013	11.55	0.13	1.01	1.14	(0.19)	(0.19)	12.50	9.96%		4,109	1.83%	1.10%	1.83%	30%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 33

CONSERVATIVE STRATEGY FUND
Financial Highlights Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2009	$8.84	0.14	1.16	1.30	(0.13)	(0.13)	$10.01	14.95	%(d)	$5,059	1.50%	1.53%	1.62%	34%
Year Ended October 31, 2010	10.01	0.26	1.11	1.37	(0.23)	(0.23)	11.15	13.86	%(e)	7,139	1.38%	2.42%	1.43%	78%
Year Ended October 31, 2011	11.15	0.36	(0.10)	0.26	(0.46)	(0.46)	10.95	2.40	%(f)	8,946	1.19%	3.21%	1.22%	54%
Year Ended October 31, 2012	10.95	0.27	0.58	0.85	(0.33)	(0.33)	11.47	8.00%		9,933	1.34%	2.40%	1.34%	59%
Year Ended October 31, 2013	11.47	0.20	0.51	0.71	(0.25)	(0.25)	11.93	6.28%		9,255	1.26%	1.75%	1.26%	31%
CLASS B SHARES
Year Ended October 31, 2009	$8.76	0.07	1.15	1.22	(0.07)	(0.07)	$9.91	14.05	%(d)	$4,907	2.25%	0.77%	2.38%	34%
Year Ended October 31, 2010	9.91	0.17	1.10	1.27	(0.16)	(0.16)	11.02	12.94	%(e)	7,411	2.14%	1.68%	2.19%	78%
Year Ended October 31, 2011	11.02	0.27	(0.09)	0.18	(0.38)	(0.38)	10.82	1.68	%(f)	8,995	1.94%	2.46%	1.97%	54%
Year Ended October 31, 2012	10.82	0.18	0.58	0.76	(0.25)	(0.25)	11.33	7.21%		9,810	2.10%	1.67%	2.10%	59%
Year Ended October 31, 2013	11.33	0.12	0.50	0.62	(0.18)	(0.18)	11.77	5.50%		9,222	2.01%	1.00%	2.01%	31%
CLASS C SHARES
Year Ended October 31, 2009	$9.00	0.07	1.18	1.25	(0.07)	(0.07)	$10.18	13.97	%(d)	$485	2.25%	0.78%	2.37%	34%
Year Ended October 31, 2010	10.18	0.18	1.14	1.32	(0.17)	(0.17)	11.33	13.07	%(e)	1,323	2.16%	1.71%	2.21%	78%
Year Ended October 31, 2011	11.33	0.28	(0.10)	0.18	(0.39)	(0.39)	11.12	1.57	%(f)	2,486	1.94%	2.49%	1.96%	54%
Year Ended October 31, 2012	11.12	0.19	0.60	0.79	(0.25)	(0.25)	11.66	7.28%		2,897	2.08%	1.69%	2.08%	59%
Year Ended October 31, 2013	11.66	0.12	0.52	0.64	(0.18)	(0.18)	12.12	5.53%		3,442	2.01%	0.98%	2.01%	31%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares and Class C Shares, respectively.

34 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

INCOME STRATEGY FUND
Financial Highlights Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions) (c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Period Ended October 31, 2012(e)	$10.00	0.10	0.40	0.50	(0.07)	—	(0.07)	$10.43	5.02%	$337	1.50%	1.58%	29.67%	31%
Year Ended October 31, 2013	10.43	0.18	0.08	0.26	(0.30)	(0.03)	(0.33)	10.36	2.57%	$311	1.50%	1.72%	13.61%	48%
CLASS B SHARES
Period Ended October 31, 2012(e)	$10.00	0.06	0.39	0.45	(0.04)	—	(0.04)	$10.41	4.52%	$348	2.25%	0.89%	26.84%	31%
Year Ended October 31, 2013	10.41	0.10	0.08	0.18	(0.22)	(0.03)	(0.25)	10.34	1.81%	$402	2.25%	0.97%	14.39%	48%
CLASS C SHARES
Period Ended October 31, 2012(e)	$10.00	0.06	0.39	0.45	(0.04)	—	(0.04)	$10.41	4.47%	$232	2.25%	0.90%	27.00%	31%
Year Ended October 31, 2013	10.41	0.09	0.09	0.18	(0.23)	(0.03)	(0.26)	10.33	1.75%	$643	2.25%	0.84%	14.49%	48%

*	The expense ratios reflected do not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(e)	Commenced operations on March 20, 2012.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 35

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013

1. Organization:

     The HSBC Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of October 31, 2013, the Trust is comprised of 15 separate operational funds, each a series of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and the HSBC Portfolios (collectively the “Trusts”). The accompanying financial statements are presented for the following 5 funds (individually a “Fund,” collectively the “Funds” or the “World Selection Funds”):

Fund
Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund
Income Strategy Fund

     All of the World Selection Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     The World Selection Funds, excluding the Income Strategy Fund, (collectively the “World Selection Feeder Funds”), currently invest in the HSBC Growth Portfolio and HSBC Opportunity Portfolio (individually a “Portfolio,” collectively the “Portfolios”), each of which is a diversified series of the HSBC Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements in addition to receiving investments from the World Selection Feeder Funds.

     The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the World Selection Funds.

	Proportionate	Proportionate
	Ownership Interest	Ownership Interest
	in HSBC Growth Portfolio	in HSBC Opportunity Portfolio
	on October 31, 2013 (%)	on October 31, 2013 (%)
Aggressive Strategy Fund	1.5	0.3
Balanced Strategy Fund	3.0	0.6
Moderate Strategy Fund	1.8	0.4
Conservative Strategy Fund	0.6	0.1

     Each of the World Selection Funds is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in a combination of mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) (the “Affiliated Underlying Funds”), as well as mutual funds managed by other investment advisers and exchange-traded funds (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”). Each World Selection Fund may also purchase and hold Exchange Traded Notes (“ETNs”), which are debt securities issued by financial institutions that pay returns based on the performance of a market index or other reference asset. The Underlying Funds may include private equity funds and real estate funds that are organized as mutual funds or Exchange Traded Funds (“ETFs”). Each World Selection Fund invests according to the investment objectives and strategies described in its Prospectus.

     The World Selection Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. Each Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. Class A Shares of the World Selection Funds (except, the Income Strategy Fund) have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class A Shares of the

36       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

Income Strategy Fund have a maximum sales charge of 4.75% as a percentage of the original purchase price. Class B Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Each class of shares in the World Selection Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares. Effective as of August 1, 2013, Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

     Under the Trust’s organizational documents, the World Selection Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the World Selection Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the World Selection Funds. The World Selection Funds’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the World Selection Funds. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the World Selection Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds. The World Selection Feeder Funds record their investments in the Portfolios at fair value. The underlying securities of the Portfolios are recorded at fair value, as more fully discussed in the notes to those financial statements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value in funds or Portfolios in which the World Selection Funds are invested are described in their respective notes to financial statements. Valuation techniques employed by the World Selection Funds’ are further described in Note 3 below.

Investment Transactions and Related Income:

     The World Selection Feeder Funds record daily their proportionate income, expenses, unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. Dividend income is recorded on the ex-dividend date for the Underlying Funds. Changes in holdings of the Underlying Funds for each World Selection Fund are reflected not later than one business day after trade date. However, for financial reporting purposes, changes in holdings of the Underlying Funds are accounted for on trade date. In addition, the World Selection Funds accrue their own expenses daily.

HSBC WORLD SELECTION FUNDS       37

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared and distributed monthly in the case of the Income Strategy Fund, quarterly in the case of the Moderate Strategy Fund and Conservative Strategy Fund, and annually in the case of the Aggressive Strategy Fund and Balanced Strategy Fund.

     The World Selection Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the World Selection Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The World Selection Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

38       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

New Accounting Pronouncements:

     In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the World Selection Funds’ financial statements.

3. Investment Valuation Summary:

     The valuation techniques employed by the World Selection Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the World Selection Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

     The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds and are typically categorized as Level 1 in the fair value hierarchy. The World Selection Feeder Funds record their investments in their respective Portfolios at fair value and are typically categorized as a Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolios included elsewhere in this report.

     For the year ended October 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

HSBC WORLD SELECTION FUNDS       39

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

     The following is a summary of the valuation inputs used as of October 31, 2013 in valuing the World Selection Funds’ investments based upon the three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)
Aggressive Strategy Fund
Investment Securities:
Affiliated Investment Companies	266,099	—	—	266,099
Affiliated Portfolios(a)	—	2,113,741	—	2,113,741
Unaffiliated Investment Companies	7,689,100	—	—	7,689,100
Exchange Traded Funds	8,378,769	—	—	8,378,769
Total Investment Securities	16,333,968	2,113,741	—	18,447,709
Balanced Strategy Fund
Investment Securities:
Affiliated Investment Companies	5,136,363	—	—	5,136,363
Affiliated Portfolios(a)	—	4,147,938	—	4,147,938
Unaffiliated Investment Companies	22,832,816	—	—	22,832,816
Exchange Traded Funds	17,902,703	—	—	17,902,703
Total Investment Securities	45,871,882	4,147,938	—	50,019,820
Moderate Strategy Fund
Investment Securities:
Affiliated Investment Companies	5,368,586	—	—	5,368,586
Affiliated Portfolios(a)	—	2,483,099	—	2,483,099
Unaffiliated Investment Companies	24,389,858	—	—	24,389,858
Exchange Traded Funds	12,018,641	—	—	12,018,641
Total Investment Securities	41,777,085	2,483,099	—	44,260,184
Conservative Strategy Fund
Investment Securities:
Affiliated Investment Companies	2,767,582	—	—	2,767,582
Affiliated Portfolios(a)	—	769,751	—	769,751
Unaffiliated Investment Companies	14,229,362	—	—	14,229,362
Exchange Traded Funds	4,199,359	—	—	4,199,359
Total Investment Securities	21,196,303	769,751	—	21,966,054
Income Strategy Fund
Investment Securities:
Affiliated Investment Companies	143,417	—	—	143,417
Unaffiliated Investment Companies	1,173,157	—	—	1,173,157
Exchange Traded Funds	20,045	—	—	20,045
Total Investment Securities	1,336,619	—	—	1,336,619
____________________

(a)	Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these instruments are categorized as Level 2.

40       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA), Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the World Selection Funds. As Investment Adviser, HSBC manages the investments of the World Selection Funds and continuously reviews, supervises and administers the World Selection Funds’ investments pursuant to an Investment Advisory Contract. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.25% for each Fund.

Administration:

     HSBC serves the World Selection Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the World Selection Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Combined Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series of the Trusts based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by World Selection Feeder Funds, the Portfolios pay half of the administration fee and the World Selection Feeder Funds pay half, for a combination of the total fee rate set forth above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios in master-feeder structures. An amount equal to 50% of the administration fee is deemed to be class specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Sub-Administrator for the Trusts subject to the general supervision by the Trusts’ Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds minus 0.02%, which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $287,560 for the year ended October 31, 2013, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

HSBC WORLD SELECTION FUNDS       41

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the World Selection Funds, respectively. For the year ended October 31, 2013, Foreside, as Distributor, also received $213,520, $105,439, and $49,940 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $584, $89, and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of each of the Class A Shares, Class B Shares and Class C Shares of the World Selection Funds. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently will not exceed, in the aggregate, 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay the Chairman of the Board an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

Fee Reductions:

     The Investment Adviser has agreed to contractually limit through March 1, 2014 the total annual expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Funds’ investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, Class C Shares 2.25%.

42       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2013, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2013, the repayments that may potentially be made by the Funds are as follows:

Fund	2016($)	2015($)	2014($)	Total
Aggressive Strategy Fund	421	27,768	19,298	47,487
Income Strategy Fund	138,725	77,417	N/A	216,142

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

Affiliated Transactions:

     A summary of each Fund’s investment in affiliated investment companies (excluding investments in the Affiliated Portfolios) for the year ended October 31, 2013 are as follows:

				Net	Change in
			Proceeds	Capital and	Unrealized
	Value	Purchases	from	Realized	Appreciation	Value	Dividend
	10/31/2012	at Cost	Sales	Gain (Loss)	(Depreciation)	10/31/2013	Income
	($)	($)	($)	($)	($)	($)	($)
Aggressive Strategy Fund
HSBC Prime Money Market Fund - Class I	13,222	571,643	(542,374)	—	—	42,491	17
HSBC Emerging Markets Debt Fund - Class I	126,737	238,229	(133,815)	(8,732)	1,189	223,608	6,191
HSBC Emerging Markets Local Debt Fund -Class I	177,882	26,230	(189,161)	(1,737)	(13,214)	—	2,617
Balanced Strategy Fund
HSBC Prime Money Market Fund - Class I	7,556	2,067,514	(1,886,738)	—	—	188,332	297
HSBC Emerging Markets Debt Fund - Class I	3,360,039	1,385,304	(1,010,307)	78,840	(337,181)	3,476,695	145,801
HSBC Emerging Markets Local Debt Fund - Class I	1,855,546	358,400	(626,313)	33,372	(149,669)	1,471,336	41,061
Moderate Strategy Fund
HSBC Prime Money Market Fund - Class I	444,668	1,807,980	(1,894,701)	—	—	357,947	508
HSBC Emerging Markets Debt Fund - Class I	3,137,780	1,028,962	(728,282)	103,379	(303,758)	3,238,081	136,996
HSBC Emerging Markets Local Debt Fund - Class I	2,064,417	385,335	(541,929)	28,053	(163,318)	1,772,558	47,747
Conservative Strategy Fund
HSBC Prime Money Market Fund - Class I	251,847	963,128	(930,467)	—	—	284,508	260
HSBC Emerging Markets Debt Fund - Class I	1,427,385	528,541	(357,924)	31,760	(138,715)	1,491,047	62,242
HSBC Emerging Markets Local Debt Fund - Class I	1,138,041	142,679	(209,511)	10,340	(89,522)	992,027	26,985
Income Strategy Fund
HSBC Prime Money Market Fund - Class I	13,077	229,722	(226,026)	—	—	16,773	16
HSBC Emerging Markets Debt Fund - Class I	37,955	41,751	(12,488)	429	(3,551)	64,096	2,106
HSBC Emerging Markets Local Debt Fund -Class I	47,112	39,180	(19,626)	447	(4,565)	62,548	1,497

HSBC WORLD SELECTION FUNDS        43

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2013 were as follows:

Fund	Purchases($)	Sales($)
Aggressive Strategy Fund	5,093,809	6,713,132
Balanced Strategy Fund	14,292,199	20,104,586
Moderate Strategy Fund	11,329,834	14,951,499
Conservative Strategy Fund	6,164,269	6,937,692
Income Strategy Fund	1,007,422	523,784

     Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2013 totaled:

Fund	Contributions($)	Withdrawals($)
Aggressive Strategy Fund	1,954,968	5,160,230
Balanced Strategy Fund	5,876,909	16,216,761
Moderate Strategy Fund	4,470,891	11,596,026
Conservative Strategy Fund	2,898,142	5,364,850

6. Federal Income Tax Information:

     At October 31, 2013, the cost basis of securities (which excludes investments in the Affiliated Portfolios) for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)
Aggressive Strategy Fund	14,161,086	2,231,796	(58,914)	2,172,882
Balanced Strategy Fund	42,375,327	4,599,486	(1,102,931)	3,496,555
Moderate Strategy Fund	39,746,871	3,161,982	(1,131,768)	2,030,214
Conservative Strategy Fund	20,522,237	1,149,918	(475,852)	674,066
Income Strategy Fund	1,342,001	23,252	(28,634)	(5,382)

     The tax character of dividends paid by the World Selection Funds as of the tax year ended October 31, 2013, was as follows:

	Dividends paid from
		Net Long Term	Total Taxable	Return of	Total Dividends
	Ordinary Income($)	Capital Gains($)	Dividends($)	Capital($)	Paid($)(1)
Aggressive Strategy Fund	31,802	—	31,802	—	31,802
Balanced Strategy Fund	755,006	—	755,006	—	755,006
Moderate Strategy Fund	838,380	—	838,380	—	838,380
Conservative Strategy Fund	403,395	—	403,395	—	403,395
Income Strategy Fund	27,813	—	27,813	—	27,813

44       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2013 (continued)

     The tax character of dividends paid by the World Selection Funds as of the tax year ended October 31, 2012, was as follows:

	Dividends paid from
		Net Long Term	Total Taxable	Return of	Total Dividends
	Ordinary Income($)	Capital Gains($)	Dividends($)	Capital($)	Paid($)(1)
Aggressive Strategy Fund	92,405	—	92,405	—	92,405
Balanced Strategy Fund	1,541,114	—	1,541,114	—	1,541,114
Moderate Strategy Fund	1,134,889	—	1,134,889	—	1,134,889
Conservative Strategy Fund	556,629	—	556,629	—	556,629
Income Strategy Fund	2,407	—	2,407	—	2,407
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

     As of the tax year ended October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis for the World Selection Funds were as follows:

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Dividends	Capital and	Appreciation/	Earnings/
	Income($)	Income($)	Capital Gains($)	Earnings($)	Payable($)	Other Losses($)	(Depreciation)($)(1)	(Deficit)($)
Aggressive Strategy Fund	19,139	—	1,042,364	1,061,503	—	—	2,987,938	4,049,441
Balanced Strategy Fund	561,014	—	2,808,513	3,369,527	—	—	5,223,256	8,592,783
Moderate Strategy Fund	70,957	—	1,711,810	1,782,767	—	—	3,090,901	4,873,668
Conservative Strategy Fund	122,965	—	550,496	673,461	—	—	1,003,008	1,676,469
Income Strategy Fund	17,522	—	7,386	24,908	—	—	(5,382)	19,526
____________________

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

     During the latest tax year ended October 31, 2013, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Amount ($)
Aggressive Strategy Fund	290,415
Balanced Strategy Fund	265,735
Moderate Strategy Fund	472,739
Conservative Strategy Fund	126,294

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

HSBC WORLD SELECTION FUNDS       45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
HSBC Funds:

We have audited the accompanying statements of assets and liabilities of HSBC World Selection Funds – Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund (the Funds), including the schedules of portfolio investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, transfer agents, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 27, 2013

46       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Other Federal Income Tax Information—as of October 31, 2013 (Unaudited)

     During the year ended October 31, 2013, the following World Selection Fund declared capital gain distributions:

	Short Term Capital Gain	Long Term Capital Gain
	Distributions ($)	Distributions ($)
Income Strategy Fund	6,075	—

     For the year ended October 31, 2013, the following percentages of the total ordinary income dividends paid by the World Selection Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Dividends Received Deduction (%)
Aggressive Strategy Fund	100.00
Balanced Strategy Fund	31.18
Moderate Strategy Fund	22.42
Conservative Strategy Fund	12.05
Income Strategy Fund	6.05

     For the year ended October 31, 2013, dividends paid by the World Selection Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The World Selection Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV:

Qualified Dividend Income (%)
Aggressive Strategy Fund	100.00
Balanced Strategy Fund	44.11
Moderate Strategy Fund	45.85
Conservative Strategy Fund	22.80
Income Strategy Fund	6.86

HSBC WORLD SELECTION FUNDS       47

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of October 31, 2013 (Unaudited)

     As a shareholder of the World Selection Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or shareholder servicing fees and other World Selection Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the World Selection Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled ”Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,086.50	$7.99	1.52%
	Class B Shares	1,000.00	1,082.40	11.91	2.27%
	Class C Shares	1,000.00	1,082.00	11.91	2.27%
Balanced Strategy Fund	Class A Shares	1,000.00	1,051.10	5.48	1.06%
	Class B Shares	1,000.00	1,047.50	9.39	1.82%
	Class C Shares	1,000.00	1,047.40	9.39	1.82%
Moderate Strategy Fund	Class A Shares	1,000.00	1,026.50	5.67	1.11%
	Class B Shares	1,000.00	1,023.30	9.49	1.86%
	Class C Shares	1,000.00	1,022.90	9.48	1.86%
Conservative Strategy Fund	Class A Shares	1,000.00	1,004.50	6.62	1.31%
	Class B Shares	1,000.00	1,001.50	10.39	2.06%
	Class C Shares	1,000.00	1,001.70	10.44	2.07%
Income Strategy Fund	Class A Shares	1,000.00	985.30	7.51	1.50%
	Class B Shares	1,000.00	981.60	11.24	2.25%
	Class C Shares	1,000.00	980.80	11.23	2.25%
____________________

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

48       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of October 31, 2013 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the World Selection Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the World Selection Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,017.54	$7.73	1.52%
	Class B Shares	1,000.00	1,013.76	11.52	2.27%
	Class C Shares	1,000.00	1,013.76	11.52	2.27%
Balanced Strategy Fund	Class A Shares	1,000.00	1,019.86	5.40	1.06%
	Class B Shares	1,000.00	1,016.03	9.25	1.82%
	Class C Shares	1,000.00	1,016.03	9.25	1.82%
Moderate Strategy Fund	Class A Shares	1,000.00	1,019.61	5.65	1.11%
	Class B Shares	1,000.00	1,015.83	9.45	1.86%
	Class C Shares	1,000.00	1,015.83	9.45	1.86%
Conservative Strategy Fund	Class A Shares	1,000.00	1,018.60	6.67	1.31%
	Class B Shares	1,000.00	1,014.82	10.46	2.06%
	Class C Shares	1,000.00	1,014.77	10.51	2.07%
Income Strategy Fund	Class A Shares	1,000.00	1,017.64	7.63	1.50%
	Class B Shares	1,000.00	1,013.86	11.42	2.25%
	Class C Shares	1,000.00	1,013.86	11.42	2.25%
____________________

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC WORLD SELECTION FUNDS       49

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2013

Common Stocks – 98.9%

	Shares	Value ($)
Aerospace & Defense – 3.1%
Precision Castparts Corp.	6,300	1,596,735
United Technologies Corp.	11,250	1,195,312
		2,792,047
Airlines – 0.7%
Delta Air Lines, Inc.	23,050	608,059
Auto Components – 1.2%
BorgWarner, Inc.	10,200	1,051,926
Biotechnology – 9.1%
Alexion Pharmaceuticals, Inc. (a)	7,300	897,535
Amgen, Inc.	13,850	1,606,600
Biogen Idec, Inc. (a)	6,900	1,684,911
Celgene Corp. (a)	14,050	2,086,284
Gilead Sciences, Inc. (a)	25,650	1,820,894
		8,096,224
Capital Markets – 3.7%
BlackRock, Inc.	5,365	1,613,846
Morgan Stanley	45,900	1,318,707
The Charles Schwab Corp.	13,800	312,570
		3,245,123
Chemicals – 4.1%
Ecolab, Inc.	9,500	1,007,000
Monsanto Co.	25,149	2,637,627
		3,644,627
Communications Equipment – 1.5%
F5 Networks, Inc. (a)	6,200	505,362
Qualcomm, Inc.	12,350	857,955
		1,363,317
Computers & Peripherals – 3.1%
Apple, Inc.	5,210	2,721,444
Diversified Financial Services – 1.2%
American Express Co.	13,100	1,071,580
Energy Equipment & Services – 1.5%
Schlumberger Ltd.	14,000	1,312,080
Food & Staples Retailing – 2.4%
Costco Wholesale Corp.	6,900	814,200
CVS Caremark Corp.	15,400	958,804
Whole Foods Market, Inc.	5,400	340,902
		2,113,906
Health Care Providers & Services – 0.9%
Catamaran Corp. (a)	16,400	770,144
Health Care Technology – 1.7%
athenahealth, Inc. (a)	3,600	480,636
Cerner Corp. (a)	18,000	1,008,540
		1,489,176
Hotels, Restaurants & Leisure – 3.8%
Chipotle Mexican Grill, Inc. (a)	1,170	616,555
Starbucks Corp.	23,200	1,880,360
Wynn Resorts Ltd.	5,200	864,500
		3,361,415
Internet & Catalog Retail – 6.8%
Amazon.com, Inc. (a)	8,235	2,997,787
Priceline.com, Inc. (a)	2,920	3,077,184
		6,074,971
Internet Software & Services – 9.4%
Baidu, Inc. (a)	4,400	707,960
eBay, Inc. (a)	30,150	1,589,206
Facebook, Inc., Class A(a)	35,100	1,764,126
Google, Inc., Class A(a)	3,550	3,658,559
LinkedIn Corp., Class A(a)	2,900	648,643
		8,368,494
IT Services – 6.3%
Cognizant Technology Solutions Corp.,
Class A(a)	12,100	1,051,853
MasterCard, Inc., Class A	1,955	1,401,930
Visa, Inc., Class A	16,100	3,166,387
		5,620,170
Machinery – 2.7%
Danaher Corp.	33,000	2,378,970
Media – 5.0%
CBS Corp., Class B	19,600	1,159,144
Liberty Global plc, Class A(a)	11,700	916,929
The Walt Disney Co.	14,400	987,696
Twenty-First Century Fox, Inc., Class A	39,750	1,354,680
		4,418,449
Oil, Gas & Consumable Fuels – 4.1%
EOG Resources, Inc.	4,300	767,120
Noble Energy, Inc.	14,000	1,049,020
Pioneer Natural Resources Co.	4,700	962,466
Range Resources Corp.	11,400	863,094
		3,641,700
Personal Products – 1.1%
The Estee Lauder Cos., Inc., Class A	13,150	933,124
Pharmaceuticals – 2.1%
Bristol-Myers Squibb Co.	15,400	808,808
Zoetis, Inc.	34,000	1,076,440
		1,885,248
Real Estate Investment Trusts (REITs) – 1.5%
American Tower Corp.	16,700	1,325,145
Road & Rail – 4.1%
The Kansas City Southern Railway Co.	3,600	437,472
Union Pacific Corp.	21,150	3,202,110
		3,639,582

50	HSBC PORTFOLIOS	See notes to financial statements.

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

Common Stocks, continued

	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 3.0%
Applied Materials, Inc.	47,800	853,230
ARM Holdings plc ADR	20,100	948,519
NXP Semiconductors NV (a)	21,250	895,050
		2,696,799
Software – 3.4%
Salesforce.com, Inc. (a)	47,150	2,515,924
ServiceNow, Inc. (a)	8,700	475,107
		2,991,031
Specialty Retail – 5.9%
Best Buy Co., Inc.	7,350	314,580
Dollar General Corp. (a)	22,300	1,288,494
Lowe’s Cos., Inc	22,300	1,110,094
Ross Stores, Inc.	12,600	974,610
Ulta Salon, Cosmetics & Fragrance,
Inc. (a)	11,700	1,507,545
		5,195,323
Textiles, Apparel & Luxury Goods – 3.1%
Lululemon Athletica, Inc. (a)	8,500	586,925
NIKE, Inc., Class B	18,300	1,386,408
Ralph Lauren Corp.	4,900	811,636
		2,784,969
Trading Companies & Distributors – 1.0%
W. W. Grainger, Inc.	3,365	905,084
Wireless Telecommunication Services – 1.4%
SBA Communications Corp.,
Class A(a)	14,250	1,246,448
TOTAL COMMON STOCKS
(COST $62,689,144)		87,746,575

Investment Companies – 0.7%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares,
0.01% (b)	606,946	606,946
TOTAL INVESTMENT COMPANIES
(COST $606,946)		606,946
TOTAL INVESTMENT SECURITIES
(COST $63,296,090) — 99.6%		88,353,521
___________________

Percentages indicated are based on net assets of $88,684,466.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.

ADR American Depositary Receipt

See notes to financial statements.	HSBC PORTFOLIOS	51

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2013

Common Stocks – 96.4%

	Shares	Value ($)

Aerospace & Defense – 3.1%
BE Aerospace, Inc. (a)	46,990	3,813,708
TransDigm Group, Inc.	22,385	3,255,003
		7,068,711
Auto Components – 1.5%
Gentex Corp.	114,150	3,360,576
Biotechnology – 4.9%
ACADIA Pharmaceuticals, Inc. (a)	102,800	2,336,644
Alkermes plc (a)	124,810	4,392,064
Cubist Pharmaceuticals, Inc. (a)	72,520	4,496,240
		11,224,948
Capital Markets – 1.6%
Raymond James Financial, Inc.	77,760	3,549,744
Chemicals – 6.2%
Celanese Corp., Series A	19,010	1,064,750
Cytec Industries, Inc.	35,570	2,955,511
Huntsman Corp.	153,470	3,563,573
Rockwood Holdings, Inc.	42,700	2,700,775
The Scotts Mircale-Gro Co.	63,830	3,748,098
		14,032,707
Commercial Banks – 2.8%
Comerica, Inc.	59,470	2,575,051
First Republic Bank	74,640	3,811,865
		6,386,916
Commercial Services & Supplies – 1.6%
Waste Connections, Inc.	83,135	3,553,190
Communications Equipment – 0.7%
JDS Uniphase Corp. (a)	118,500	1,551,165
Construction Materials – 0.7%
Martin Marietta Materials, Inc.	17,245	1,691,562
Containers & Packaging – 2.7%
Crown Holdings, Inc. (a)	48,790	2,127,244
Packaging Corp. of America	65,400	4,073,112
		6,200,356
Distributors – 1.1%
LKQ Corp. (a)	78,070	2,578,652
Diversified Consumer Services – 1.5%
Service Corp. International	188,540	3,395,605
Electrical Equipment – 2.7%
Generac Holdings, Inc.	43,690	2,156,102
Hubbell, Inc., Class B	36,500	3,925,210
		6,081,312
Electronic Equipment, Instruments & Components – 0.6%
IPG Photonics Corp.	19,110	1,266,420
Energy Equipment & Services – 1.9%
Rowan Cos. plc, Class A(a)	116,860	4,216,309
Health Care Equipment & Supplies – 3.7%
ArthroCare Corp. (a)	61,740	2,311,546
IDEXX Laboratories, Inc. (a)	30,700	3,311,302
Wright Medical Group, Inc. (a)	99,300	2,697,981
		8,320,829
Health Care Providers & Services – 1.9%
Community Health Systems, Inc.	96,490	4,209,859
Health Care Technology – 0.8%
Allscripts Healthcare Solutions, Inc. (a)	134,470	1,859,720
Hotels, Restaurants & Leisure – 1.8%
Arcos Dorados Holdings, Inc., Class A	113,250	1,363,530
Brinker International, Inc.	63,240	2,809,121
		4,172,651
Household Durables – 5.4%
Harman International Industries, Inc.	29,540	2,393,331
Jarden Corp. (a)	70,115	3,881,566
NVR, Inc. (a)	2,427	2,226,336
Taylor Morrison Home Corp., Class A(a)	95,750	2,129,480
Tempur Sealy International, Inc. (a)	44,480	1,705,808
		12,336,521
Insurance – 1.9%
Everest Re Group Ltd.	10,390	1,597,358
Genworth Financial, Inc., Class A(a)	194,860	2,831,316
		4,428,674
Internet Software & Services – 2.6%
MercadoLibre, Inc.	24,020	3,233,933
Pandora Media, Inc. (a)	105,680	2,655,738
		5,889,671
IT Services – 6.9%
Alliance Data Systems Corp. (a)	29,245	6,932,820
FleetCor Technologies, Inc. (a)	29,575	3,411,476
Genpact Ltd. (a)	111,310	2,207,277
Total System Services, Inc.	100,930	3,010,742
		15,562,315
Life Sciences Tools & Services – 3.3%
Covance, Inc. (a)	35,000	3,124,100
Mettler-Toledo International, Inc. (a)	18,120	4,483,975
		7,608,075
Machinery – 2.1%
Lincoln Electric Holdings, Inc.	34,780	2,408,167
The Timken Co.	44,450	2,347,405
		4,755,572
Media – 1.6%
Manchester United plc, Class A(a)	84,360	1,375,068
Nexstar Broadcasting Group, Inc.,
Class A	51,270	2,275,875
		3,650,943

52	HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2013 (continued)

Common Stocks, continued

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 5.0%
CONSOL Energy, Inc.	72,100	2,631,650
Denbury Resources, Inc. (a)	140,980	2,677,210
Tesoro Corp.	124,510	6,087,294
		11,396,154
Pharmaceuticals – 2.7%
ViroPharma, Inc. (a)	157,970	6,132,395
Professional Services – 2.0%
IHS, Inc., Class A(a)	22,515	2,455,261
Robert Half International, Inc.	56,730	2,185,807
		4,641,068
Real Estate Investment Trusts (REITs) – 1.1%
Starwood Property Trust, Inc.	96,270	2,473,176
Real Estate Management & Development – 1.1%
Jones Lang LaSalle, Inc.	25,440	2,421,888
Road & Rail – 1.3%
Landstar System, Inc.	52,290	2,891,114
Semiconductors & Semiconductor Equipment – 3.0%
Avago Technologies Ltd.	37,670	1,711,348
NXP Semiconductors NV (a)	80,230	3,379,288
Skyworks Solutions, Inc. (a)	66,800	1,722,104
		6,812,740
Software – 3.2%
Concur Technologies, Inc. (a)	21,270	2,224,842
Informatica Corp. (a)	58,240	2,248,064
QLIK Technologies, Inc. (a)	108,820	2,757,499
		7,230,405
Specialty Retail – 8.1%
Best Buy Co., Inc.	118,510	5,072,228
GNC Holdings, Inc., Class A	30,610	1,800,480
Signet Jewelers Ltd.	45,130	3,369,406
Tractor Supply Co.	35,170	2,509,380
Urban Outfitters, Inc. (a)	93,210	3,530,795
Williams-Sonoma, Inc.	42,094	2,207,409
		18,489,698
Trading Companies & Distributors – 3.3%
United Rentals, Inc. (a)	47,670	3,079,005
WESCO International, Inc. (a)	52,080	4,450,757
		7,529,762
TOTAL COMMON STOCKS
(COST $167,155,410)		218,971,403

Investment Companies – 2.9%

Northern Institutional Government
Select Portfolio, Institutional Shares,
0.01% (b)	6,563,134	6,563,134
TOTAL INVESTMENT COMPANIES
(COST $6,563,134)		6,563,134
TOTAL INVESTMENT SECURITIES
(COST $173,718,544) — 99.3%		225,534,537
____________________

Percentages indicated are based on net assets of $227,068,664.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.

See notes to financial statements.	HSBC PORTFOLIOS	53

HSBC PORTFOLIOS

Statements of Assets and Liabilities—as of October 31, 2013

	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investments in non-affiliates, at value	$88,353,521	$225,534,537
Dividends receivable	19,861	32,244
Receivable for investments sold	1,517,261	2,269,970
Prepaid expenses	594	1,339
Total Assets	89,891,237	227,838,090

Liabilities:
Payable for investments purchased	1,134,982	584,366
Accrued expenses and other liabilities:
Investment Management	49,082	150,660
Administration	2,318	5,839
Compliance Services	8	27
Accounting	212	223
Custodian	5,200	6,773
Trustee	83	346
Other	14,886	21,192
Total Liabilities	1,206,771	769,426

Applicable to investors’ beneficial interest	$88,684,466	$227,068,664
Total Investments, at cost	$63,296,090	$173,718,544

54	HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Operations—For the year ended October 31, 2013

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$975,963	$1,973,053
Total Investment Income	975,963	1,973,053

Expenses:
Investment Management	472,689	1,486,877
Administration	26,895	58,975
Accounting	44,063	44,249
Compliance Services	719	1,518
Custodian	9,900	13,555
Printing	1,791	4,180
Professional	20,043	25,426
Trustee	2,176	4,700
Other	4,584	9,513
Total Expenses	582,860	1,648,993

Net Investment Income (Loss)	393,103	324,060

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	12,024,769	24,604,589
Change in unrealized appreciation/depreciation on investments	11,744,016	30,628,121

Net realized/unrealized gains (losses) from investments	23,768,785	55,232,710
Change In Net Assets Resulting From Operations	$24,161,888	$55,556,770

See notes to financial statements.	HSBC PORTFOLIOS	55

HSBC PORTFOLIOS

Statements of Changes in Net Assets

	Growth		Opportunity
	Portfolio		Portfolio
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
Investment Activities:
Operations:
Net investment income (loss)	$393,103	$116,496	$324,060	$224,890
Net realized gains (losses) from investments	12,024,769	12,654,581	24,604,589	8,826,465
Change in unrealized appreciation/depreciation
from investments	11,744,016	(6,525,872)	30,628,121	8,291,618
Change in net assets resulting from operations	24,161,888	6,245,205	55,556,770	17,342,973
Proceeds from contributions	5,010,619	10,142,030	37,719,433	15,884,698
Value of withdrawals	(19,506,375)	(42,657,788)	(16,266,064)	(24,493,548)
Change in net assets resulting from transactions
in investors’ beneficial interest	(14,495,756)	(32,515,758)	21,453,369	(8,608,850)
Change in net assets	9,666,132	(26,270,553)	77,010,139	8,734,123

Net Assets:
Beginning of period	79,018,334	105,288,887	150,058,525	141,324,402
End of period	$88,684,466	$79,018,334	$227,068,664	$150,058,525

56	HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Ratios/Supplementary Data
					Ratios of
				Ratio of Net	Expenses
			Ratio of Net	Investment	to Average
		Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total	End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return	(000’s)	Assets	Assets	Reductions)	Turnover
GROWTH PORTFOLIO
Year Ended October 31, 2009	19.31%	$88,163	0.69%	0.17%	0.69%	66%
Year Ended October 31, 2010	20.34%	$98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%	$105,289	0.66%	0.07%	0.66%	56%
Year Ended October 31, 2012	7.18%	$79,018	0.71%	0.13%	0.71%	53%
Year Ended October 31, 2013	32.84%	$88,684	0.69%	0.46%	0.69%	75%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2009	15.41%	$129,748	0.90%	(0.37)%	0.90%	65%
Year Ended October 31, 2010	28.74%	$139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%	$141,324	0.88%	0.05%	0.88%	69%
Year Ended October 31, 2012	12.71%	$150,059	0.91%	0.15%	0.91%	59%
Year Ended October 31, 2013	34.84%	$227,069	0.89%	0.17%	0.89%	70%

See notes to financial statements.	HSBC PORTFOLIOS	57

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2013

1. Organization:

     The HSBC Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name
HSBC Growth Portfolio	Growth Portfolio
HSBC Opportunity Portfolio	Opportunity Portfolio

     The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

     The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and HSBC Funds (collectively, the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

     Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust enters into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocations:

     Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the Trusts in relation to net assets or on another reasonable basis.

58	HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2013 (continued)

Federal Income Taxes:

     Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

     Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

     In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Portfolios’ financial statements.

3. Investment Valuation Summary:

     The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Portfolios determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

     Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

HSBC PORTFOLIOS       59

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2013 (continued)

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Portfolio Trust’s policy is intended to result in a calculation of a Portfolio’s net asset value that fairly reflects security values as of the time of pricing, the Portfolio Trust cannot ensure that fair values determined would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

     For the year ended October 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

     The following is a summary of the valuation inputs used as of October 31, 2013 in valuing the Portfolios’ investments based upon the three levels defined above. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Portfolio:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Portfolio
Investment Securities:
Common Stocks	87,746,575	—	—	87,746,575
Investment Companies	606,946	—	—	606,946
Total Investment Securities	88,353,521	—	—	88,353,521

Opportunity Portfolio
Investment Securities:
Common Stocks	218,971,403	—	—	218,971,403
Investment Companies	6,563,134	—	—	6,563,134
Total Investment Securities	225,534,537	—	—	225,534,537

4. Related Party Transactions and Other Agreements:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, Inc. (“Winslow”) and Westfield Capital Management Company, L.P. (“Westfield”) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

60       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2013 (continued)

     For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated
with HSBC:	Fee Rate(%)*
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________

*	The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

     For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

Administration:

     HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly at an annual rate of:

Based on Combined Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the funds of the HSBC Funds and HSBC Advisor Funds Trust that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the funds of the HSBC Funds and HSBC Advisor Funds Trust, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $287,560 for the year ended October 31, 2013, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Fund Accounting:

     Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

HSBC PORTFOLIOS       61

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2013 (continued)

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2013 were as follow:

	Purchases ($)	Sales ($)
Growth Portfolio	62,055,996	74,114,396
Opportunity Portfolio	144,039,393	126,127,698

     For the year ended October 31, 2013, there were no long-term U.S. government securities held by the Portfolio Trust.

6. Federal Income Tax Information:

     At October 31, 2013, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Growth Portfolio	59,903,953	28,711,719	(262,151)	28,449,568
Opportunity Portfolio	174,027,654	53,521,776	(2,014,893)	51,506,883
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

62       HSBC PORTFOLIOS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
HSBC Portfolios:

We have audited the accompanying statements of assets and liabilities of HSBC Portfolios – HSBC Growth Portfolio and HSBC Opportunity Portfolio (the Funds), including the schedules of portfolio investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 27, 2013

HSBC PORTFOLIOS       63

HSBC PORTFOLIOS
Table of Shareholder Expenses — as of October 31, 2013 (continued)

     As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

     These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Growth Portfolio	$1,000.00	$1,170.40	$3.61	0.66%
Opportunity Portfolio	1,000.00	1,139.50	4.75	0.88%

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Growth Portfolio	$1,000.00	$1,021.88	$3.36	0.66%
Opportunity Portfolio	1,000.00	1,020.77	4.48	0.88%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio's annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

64       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

     The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex	Other
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED
TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 58	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	21	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 2013 to present	Since 2003, Private Investor; Independent Trustee of Met Investors Series Trust (2008-2012); Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000-2002); Board Member of Dresdner Global Asset Management Board (2000-2002); Chief Operating Officer and Senior Managing Director of Dresdner RCM Global Investors (1998-2000)	21	Since 2012, Trustee, Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 59	Trustee	Indefinite; 2008 to present	Private Investor (2000-present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	21	None

ALAN S. PARSOW P.O. Box 182845 Columbus, OH 43218-3035 Age: 63	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	21	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 67	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003-2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	21	Overseas Shipholding Group (energy transportation); Ellington Financial LLC (NYSE listed financial services) Ellington Residential Mortgage REIT (NYSE listed real estate investment trust)

MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Age: 68	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	21	None

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 50	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor), February 2008-June 2011; Head of Client Service, Business Development and Marketing Group, FFTW (October 1999-February 2008)	21	None
____________________

*	Includes the Trust, the HSBC Advisor Fund Trust and the HSBC Portfolios.

HSBC PORTFOLIOS       65

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	with Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 55	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 - present)

STEPHEN SIVILLO 452 Fifth Avenue New York, NY 10018 Age: 42	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 - present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007-2009)

TY EDWARDS* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 47	Treasurer	One year; 2010 to present	Senior Vice President, Citi Fund Services (2010–present); Director, Product Management, Columbia Management (2007-2009); Deputy Treasurer, Columbia Funds, (2006-2007)

JENNIFER A. ENGLISH* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 41	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 - present)

FREDERICK J. SCHMIDT* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 54	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 - present)
____________________

*	Mr. Edwards, Mr. Schmidt, and Ms. English also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

66       HSBC PORTFOLIOS

     Other Information (Unaudited):

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC PORTFOLIOS       67

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Growth Portfolio
Winslow Capital Management, LLC
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

HSB-AR-WS-1213	12/13

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Thomas Robards, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees,
2012	$23,529
2013	$23,529

(b) Audit-Related Fees,
2012	$700
2013	$778

2012 – Fees of $700 relate to the consent of N-1A filing.
2013 – Fees of $778 relate to the consent of N-1A filing.

(c) Tax Fees,
2012	$22,180
2013	$11,400

Fees for both 2012 and 2013 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

(d) All Other Fees,
2012	$0
2013	$0

     (e)(1) The audit committee is required to pre-approve all audit and permitted non-audit services performed by the registrant’s independent auditors in accordance with the audit committee charter and the Investment Company Act of 1940.

     (e)(2)
2012       0%
2013       0%

(f) Not applicable.

(g) Non-Audit Fees.
2012	$22,880
2013	$12,178

(h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC PORTFOLIOS

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	12/23/13

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	12/23/13

By (Signature and Title)	/s/ Ty Edwards
Ty Edwards
Treasurer

Date	12/23/13